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                               CREDIT AGREEMENT

                                 by and between



           ACTION PERFORMANCE COMPANIES, INC., an Arizona corporation


                                       and


                        WELLS FARGO HSBC TRADE BANK, N.A.




                                   Dated as of


                                 April __, 1996


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                        Exhibit A - Addendum to Agreement
                       Exhibit B - Facility Supplement(s)

WELLS FARGO HSBC TRADE BANK                                    CREDIT AGREEMENT
- -------------------------------------------------------------------------------


ACTION PERFORMANCE COMPANIES, INC., an Arizona corporation ("Borrower"), organized under the laws of the State of Arizona whose chief executive office is located at the address specified after its signature to this Agreement ("Borrower's Address") and WELLS FARGO HSBC TRADE BANK, N.A. ("Trade Bank"), whose address is specified after its signature to this Agreement, have entered into this CREDIT AGREEMENT as of April __, 1996 ("Effective Date"). All references to this "Agreement" include those covenants included in the Addendum to Agreement ("Addendum") attached as Exhibit A hereto.


                              I. CREDIT FACILITIES
                                 -----------------

         1.1 The Facilities. Subject to the terms and conditions of this Agreement, Trade Bank will make available to Borrower each of those credit facilities ("Facilities") for which a Facility Supplement ("Supplement") is attached as Exhibit B hereto. Additional terms for each individual Facility (and each subfacility thereof ("Subfacility")) are set forth in the Supplement for that Facility. Each Facility will be available from the Closing Date until the Facility Termination Date for that Facility. Collateral and credit support required for each Facility are also set forth in the Supplement for each Facility. Definitions for those capitalized terms not otherwise defined are contained in Article 8 below.

         1.2 Credit Extension Limit. The aggregate outstanding amount of all Credit Extensions may at no time exceed Five Million Dollars ($5,000,000) ("Overall Credit Limit"). The aggregate outstanding amount of all Credit Extensions outstanding at any time under any Facility may not exceed that amount specified as the "Credit Limit" in the Supplement for that Facility, and the aggregate outstanding amount of all Credit Extensions outstanding at any time under each Subfacility (or any subcategory thereof) may not exceed that amount specified as the "Credit Sublimit" in the Supplement for the relevant Facility. An amount equal to 100% of each unfunded Credit Extension shall be used in calculating the outstanding amount of Credit Extensions under this Agreement.

         1.3 Repayment; Interest and Fees. Each funded Credit Extension shall be repaid by Borrower, and shall bear interest from the date of disbursement at those per annum rates and such interest shall be paid, at the times specified in the applicable Supplement, Note or Facility Document. With respect to each Facility, Borrower agrees to pay to Trade Bank the fees specified in the related Supplement as well as those fees specified in the relevant Facility Document(s). Interest and fees will be calculated on the basis of a 360 day year, actual days elapsed. Any overdue payments of principal (and interest to the extent permitted by law) shall bear interest at a per annum floating rate equal to the Prime Rate plus 6%.

         1.4 Prepayments. Credit Extensions under any Facility may only be prepaid in accordance with the terms of the related Supplement. At the time of any prepayment (including, but not limited to, any prepayment which is a result of the occurrence of an Event of Default and an acceleration of the Obligations) Borrower will pay to Trade Bank all interest accrued on the amount so prepaid to the date of such prepayment and all costs, expenses and fees specified in the Loan Documents.


                       II. REPRESENTATIONS AND WARRANTIES
                           ------------------------------

          Borrower represents and warrants to Trade Bank that the following representations and warranties are true and correct:

         2.1 Legal Status. Borrower is duly organized and existing and in good standing under the laws of the jurisdiction indicated in this Agreement, and is qualified or licensed to do business in all jurisdictions in which such qualification or licensing is required and in which the failure to so qualify or to be so licensed could have a material adverse affect on Borrower.

         2.2 Authorization and Validity. The execution, delivery and performance of this Agreement, and all other Loan Documents to which Borrower is a party, have been duly and validly authorized, executed and delivered by Borrower and constitute legal, valid and binding agreements of Borrower, and are enforceable against Borrower in accordance with their respective terms.

         2.3 Borrower's Name. The name of Borrower set forth at the end of this Agreement is its correct name. If Borrower is conducting business under a fictitious business name, Borrower is in compliance with all laws relating to the conduct of such business under such name.

         2.4 Financial Condition and Statements. All financial statements of Borrower delivered to Trade Bank have been prepared in conformity with GAAP, and completely and accurately reflect the financial condition of Borrower (and any consolidated Subsidiaries) at the times and for the periods stated in such financial statements. Neither Borrower nor any Subsidiary has any material contingent liability not reflected in the aforesaid financial statement. Since the date of the financial statements delivered to Trade Bank for the last fiscal period of Borrower to end before the Effective Date, there has been no material adverse change in the financial condition, business or prospects of Borrower. Borrower is solvent.

         2.5 Litigation. Except as disclosed in writing to Trade Bank prior to the Effective Date, there is no action, claim, suit, litigation, proceeding or investigation pending or (to best of Borrower's knowledge) threatened by or against or affecting Borrower or any Subsidiary in any court or before any governmental authority, administrator or agency which may result in (a) any material adverse change in the financial condition or business of Borrower, or
(b) any material impairment of the ability of Borrower to carry on its business in substantially the same manner as it is now being conducted.

         2.6 Other Obligations. Except as disclosed in writing to Trade Bank prior to the Effective Date, neither Borrower nor any Subsidiary are in default of any obligation for borrowed money, any purchase money obligation or any material lease, commitment, contract, instrument or obligation.

         2.7 No Defaults. No Event of Default, and event which with the giving of notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing.

         2.8 Information Provided to Trade Bank. The information provided to the Trade Bank concerning Borrower's business is true and correct.

         2.9 Environmental Matters. Except as disclosed by Borrower to Bank in writing prior to the Effective Date, Borrower (as well as any Subsidiary) is each in compliance in all material respects with all applicable Federal or state environmental, hazardous waste, health and safety statutes, and any rules or regulations adopted pursuant thereto, which govern or affect any of Borrower's or any Subsidiary's operations and/or properties, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Federal Resource Conservation and Recovery Act of 1976, the Federal Toxic Substances Control Act and the California Health and Safety Code, as any of the same may be amended, modified or supplemented from time to time. None of the operations of Borrower or of any Subsidiary is the subject of any Federal or state investigation evaluating whether any remedial action involving a material expenditure is needed to respond to a release of any toxic or hazardous waste or substance into the environment.


                     III. CONDITIONS TO EXTENDING FACILITIES
                          ----------------------------------

         3.1 Conditions to Initial Credit Extension. The obligation of Trade Bank to make the first Credit Extension is subject to the fulfillment to Trade Bank's satisfaction of the following conditions:

               (a) Approval of Trade Bank Counsel. All legal matters relating to making the Facilities available to Borrower must be satisfactory to counsel for Trade Bank.

               (b) Documentation. Trade Bank must have received, in form and substance satisfactory to Trade Bank, the following documents and instruments duly executed and in full force and effect:

                       (1) a corporate borrowing resolution and incumbency certificate if Borrower is a corporation, a partnership or joint venture borrowing certificate if Borrower is a partnership or joint venture, and a limited liability company borrowing certificate if Borrower is a limited liability company;

                       (2) the Facility Documents for each Facility, including, but not limited to, note(s) ("Notes") for any Revolving Credit or Term Loan Facility, Trade Bank's standard Continuing Commercial Letter of Credit Agreement or Continuing Standby Letter of Credit Agreement for any letter of credit Facility;

                       (3) those guarantees, security agreements, deeds of trust, subordination agreements, intercreditor agreements, factoring agreements, tax service contracts, and other Collateral Documents required by Trade Bank to evidence the collateral/credit support specified in the Supplement;

                       (4) if an audit or inspection of any books, records or property is specified in the Supplement for any Facility, an audit or inspection report from Wells Fargo or another auditor or inspector acceptable to Trade Bank reflecting values and property conditions satisfactory to Trade Bank;

                       (5) if an Eximbank guarantee is indicated in any Facility Supplement, the Borrower Agreement required by Eximbank together with the U.S. Small Business Administration/Export-Import Bank of the United States Joint Application For Working Capital Guarantee, the "Loan Authorization Agreement", the "Loan Authorization Notice", and the latest "Country Limitation Schedule of Eximbank";

                       (6) if Eximbank insurance is indicated in any Facility Supplement, the "Export Credit Insurance Policy" issued by Eximbank together with a financial institution endorsement with respect to that Insurance Policy and Eximbank's premium payment report evidencing Borrower's payment in full of all payments required under the Insurance Policy in accordance with the terms of the Insurance Policy, and an assignment agreement accepted by Eximbank and acceptable to Trade Bank;

                       (7) if an appraisal of any real property is specified in any Facility Supplement, an appraisal from an appraiser acceptable to Trade Bank reflecting values satisfactory to Trade Bank;

                       (8) if a policy of title insurance is specified in any Facility Supplement, an ALTA policy containing the endorsements, and issued by a company, acceptable to Trade Bank; and

                       (9) if insurance is required in the Addendum, the insurance policies specified in the Addendum (or other satisfactory proof thereof) from insurers acceptable to Trade Bank.

         3.2 Conditions to Making Each Credit Extension. The obligation of Trade Bank to make each Credit Extension is subject to the fulfillment to Trade Bank's satisfaction of the following conditions:

               (a) Representations and Warranties. The representations and warranties contained in this Agreement, the Facility Documents and the Collateral Documents will be true and correct on as of the date of the Credit Extension with the same effect as though such representations and warranties had been made on and as of such date;

               (b) Documentation. Trade Bank must have received, in form and substance satisfactory to Trade Bank, the following documents and instruments duly executed and in full force and effect:

                       (1) if the Credit Extension is the issuance of a Commercial Letter of Credit, Trade Bank's standard Application For Commercial Letter of Credit or standard Application and Agreement For Commercial Letter of Credit;

                       (2) if the Credit Extension is the issuance of a Standby Letter of Credit, Trade Bank's standard Application For Standby Letter of Credit or standard Application and Agreement For Standby Letter of Credit;

                       (3)      if  the  Credit  Extension  is  supported  by an
                                Eximbank  guarantee,   Eximbank's   "Preliminary
                                Commitment and Eximbank's Export Certificate";

                       (4) if the Credit Extension is the discount of foreign accounts receivable and the Credit Extension is insured by Eximbank, an assignment of the accounts being discounted in a form acceptable to Eximbank and Trade Bank, a notice to each account debtor on each such account, and copies of the invoices, bills of lading or other evidence of export, together with copies of the purchase order or contract of sale, pertaining to the accounts being discounted duly executed by the account debtor;

                       (5) if the Credit Extension is insured by Eximbank but is not the discount of foreign accounts receivable, such documents and instruments as are required by Eximbank;

                       (6) if a Borrowing Base Certificate is required for the Credit Extension, a Borrowing Base Certificate demonstrating compliance with the requirements for such Credit Extension.

               (c) Fees. Trade Bank must have received any fees required by the Loan Documents to be paid at the time such Credit Extension is made.


                            IV. AFFIRMATIVE COVENANTS
                                ---------------------

         Borrower covenants that so long as Trade Bank remains committed to make Credit Extensions to Borrower, and until payment of all Obligations and Credit Extensions, Borrower will comply with each of the following covenants: (For purposes of this Article IV, and Article V below, reference to "Borrower" may also extend to Borrower's subsidiaries, if so specified in the Addendum.)

         4.1 Punctual Payments. Punctually pay all principal, interest, fees and other Obligations due under this Agreement or under any Loan Document at the time and place and in the manner specified herein or therein.

         4.2 Notification to Trade Bank. Promptly, but in no event more than 5 calendar days after the occurrence of each such event, provide written notice in reasonable detail of each of the following:

               (a) Occurrence of a Default. The occurrence of any Event of Default or any event which with the giving of notice or the passage of time or both would constitute an Event of Default;

               (b) Borrower's Trade Names; Place of Business. Any change of Borrower's (or any Subsidiary's) name, trade name or place of business, or chief executive officer;

               (c) Litigation. Any action, claim, proceeding, litigation or investigation threatened or instituted by or against or affecting Borrower (or any Subsidiary) in any court or before any government authority, administrator or agency which may materially and adversely affect Borrower's (or any Subsidiary's) financial condition or business or Borrower's ability to carry on its business in substantially the same manner as it is now being conducted;

               (d) Uninsured or Partially Uninsured Loss. Any uninsured or partially uninsured loss through liability or property damage or through fire, theft or any other cause affecting Borrower's (or any Subsidiary's) property in excess of the aggregate amount required hereunder;

               (e) Reports Made to Insurance Companies. Copies of all material reports made to insurance companies; and

               (f) ERISA. The occurrence and nature of any Reportable Event or Prohibited Transaction, each as defined in ERISA, or any funding deficiency with respect to any Plan.

         4.3 Books and Records. Maintain at Borrower's address books and records in accordance with GAAP, and permit any representative of Trade Bank, at any reasonable time, to inspect, audit and examine such books and records, to make copies of them, and to inspect the properties of Borrower.

         4.4 Tax Returns and Payments. Timely file all tax returns and reports required by foreign, federal, state and local law, and timely pay all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower. Borrower may, however, defer payment of any contested taxes, provided that Borrower (i) in good faith contests Borrower's obligation to pay the taxes by appropriate proceedings promptly instituted and diligently conducted, (ii) notifies Trade Bank in writing of the commencement of, and any material development in, the proceedings, (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral, and (iv) makes provision, to Trade Bank's satisfaction, for eventual payment of such taxes in the event Borrower is obligated to make such payment.

         4.5 Compliance with Laws. Comply in all material respects with the provisions of all foreign, federal, state and local laws and regulations relating to Borrower, including, but not limited to, those relating to Borrower's ownership of real or personal property, the conduct and licensing of Borrower's business, and health and environmental matters.

         4.6 Insurance. Maintain and keep in force insurance of the types and in amounts customarily carried in lines of business similar to that of Borrower, including, but not limited to, fire, extended coverage, public liability, flood, property damage and workers' compensation, with all such insurance to be in amounts satisfactory to Trade Bank and to be carried with companies approved by Trade Bank before such companies are retained, and deliver to Trade Bank from time to time at Trade Bank's request schedules setting forth all insurance then in effect. All insurance policies shall name Trade Bank as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to Trade Bank. (Upon receipt of the proceeds of any such insurance, Trade Bank shall apply such proceeds in reduction of the outstanding funded Credit Extensions and shall hold any remaining proceeds as collateral for the outstanding unfunded Credit Extensions, as Trade Bank shall determine in its sole discretion, except that, provided no Event of Default has occurred, Trade Bank shall release to Borrower insurance proceeds with respect to equipment totaling less than $100,000, which shall be utilized by Borrower for the replacement of the equipment with respect to which the insurance proceeds were paid, if Trade Bank receives reasonable assurance that the insurance proceeds so released will be so used.) If Borrower fails to provide or pay for any insurance, Trade Bank may, but is not obligated to, obtain the insurance at Borrower's expense.

         4.7 Further Assurances. At Trade Bank's request and in form and substance satisfactory to Trade Bank, execute all documents and take all such actions at Borrower's expense as Trade Bank may deem reasonably necessary or useful to perfect and maintain Trade Bank's perfected security interest in the Collateral and in order to fully consummate all of the transactions contemplated by the Loan Documents.

                              V. NEGATIVE COVENANTS
                                 ------------------

         Borrower covenants that so long as Trade Bank remains committed to make any Credit Extensions to Borrower and all Obligations and Credit Extensions have been paid, Borrower will not:

         5.1 Merge or Consolidation, Transfer of Assets. Merge into or consolidate with any other entity; make any substantial change in the nature of Borrower's business as conducted as of the date hereof; acquire all or substantially all of the assets of any other entity; nor sell, lease, transfer or otherwise dispose of all or a substantial or material portion of Borrower's assets except in the ordinary course of its business..

         5.2 Liens. Except for Permitted Liens, mortgage, pledge, grant or permit to exist a security interest in, or lien upon, all or any portion of Borrower's assets now owned or hereafter acquired.

         5.3 Use of Proceeds. Borrower will not use the proceeds of any Credit Extension except for the purposes, if any, specified for such Credit Extension in the Supplement covering the Facility under which such Credit Extension is made.

                       VI. EVENTS OF DEFAULT AND REMEDIES
                           ------------------------------

         6.1 Events of Default. The occurrence of any of the following shall constitute an "Event of Default":

               (a) Failure to Make Payments When Due. Borrower's failure to pay principal, interest, fees or other amounts when due under any Loan Document.

               (b) Failure to Perform Obligations. Any failure by Borrower to comply with any covenant or obligation in this Agreement or in any Loan Document (other than those referred to in subsection (a) above), and such default shall continue for a period of twenty calendar days from the earlier of (i) Borrower's failure to notify Trade Bank of such Event of Default pursuant to Section 4.2(a) above, or (ii) Trade Bank's notice to Borrower of such Event of Default.

               (c) Untrue or Misleading Warranty or Statement. Any warranty, representation, financial statement, report or certificate made or delivered by Borrower under any Loan Document is untrue or misleading in any material respect when made or delivered.

               (d)      Defaults  Under  Other  Loan  Documents.  Any  "Event of
                        Default" occurs under any other Loan Document; any Guaranty is no longer in full force and effect (or any claim thereof made by Guarantor) or any failure of a Guarantor to comply with the provisions thereof; or any breach of the provisions of any Subordination Agreement or Intercreditor Agreement by any party other than the Trade Bank.

               (e) Defaults Under Other Agreements or Instruments. Any default in the payment or performance of any obligation, or the occurrence of any event of default, under the terms of any other agreement or instrument pursuant to which Borrower, any Subsidiary or any Guarantor or general partner of Borrower has incurred any debt or other material liability to any person or entity.

               (f) Concealing or Transferring Property. Borrower conceals, removes or transfers any part of its property with intent to hinder, delay or defraud its creditors, or makes or suffers any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law.

               (g) Judgments and Levies Against Borrower. The filing of a notice of judgment lien against Borrower, or the recording of any abstract of judgment against Borrower, in any county in which Borrower has an interest in real property, or the service of a notice of levy and/or of a writ of attachment or execution, or other like process, against the assets of Borrower, or the entry of a judgment against Borrower.

               (h) Event or Condition Impairing Payment or Performance. Any event occurs or condition arises which Trade Bank in good faith believes impairs or is substantially likely to impair the prospect of payment or performance by Borrower of the Obligations, including, but not limited to or any material adverse change in Borrower's financial condition, business or prospects.

               (i) Voluntary Insolvency. Borrower, any Subsidiary or any Guarantor (i) becomes insolvent, (ii) suffers or consents to or applies for the appointment of a receiver, trustee, custodian or liquidator of itself or any of its property, (iii) generally fails to pay its debts as they become due, (iv) makes a general assignment for the benefit of creditors, or (v) files a voluntary petition in bankruptcy, or seeks reorganization, in order to effect a plan or other arrangement with creditors or any other relief under the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time ("Bankruptcy Code"), or under any state or Federal law granting relief to debtors, whether now or hereafter in effect.

               (j) Involuntary Insolvency. Any involuntary petition or proceeding pursuant to the Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors is filed or commenced against Borrower, any Subsidiary or Guarantor, or (b) have an order for relief entered against it by any court of competent jurisdiction under the Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors.

               (k) Change in Ownership. Any change in the ownership of Borrower, any general partner of Borrower or any Guarantor which the Trade Bank determines, in its sole discretion, may adversely affect the creditworthiness of Borrower or credit support for the Obligations.

         6.2 Remedies. Upon the occurrence of any Event of Default, or at any time thereafter, Trade Bank, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower), may do any one or more of the following: (a) terminate Trade Bank's obligation to make Credit Extensions or to make available to Borrower the Facilities or other financial accommodations; (b) accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Credit Extension; and/or (c) exercise all its rights, powers and remedies available under the Loan Documents, or accorded by law, including, but not limited to, the right to resort to any or all Collateral or other security for any of the Obligations and to exercise any or all of the rights of a beneficiary or secured party pursuant to applicable law. Notwithstanding the provisions in the foregoing sentence, if any

         Event of Default set out in subsections (i) and (j) of Section 6.1 above shall occur, then all the remedies specified in the preceding sentence shall automatically take effect without notice or demand of any kind (all of which are hereby expressly waived by Borrower) with respect to any and all Obligations which are not supported by an Eximbank guarantee or are not insured by Eximbank. All rights, powers and remedies of Trade Bank may be exercised at any time by Trade Bank and from time to time after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.


                             VII. GENERAL PROVISIONS
                                  ------------------

         7.1 Notices. All notices to be given under this Agreement shall be in writing and shall be given personally or by regular first-class mail, by certified mail return receipt requested, by a private delivery service which obtains a signed receipt, or by facsimile transmission addressed to Trade Bank or Borrower at the address indicated after their signature to this Agreement, or at any other address designated in writing by one party to the other party. Trade Bank is hereby authorized by Borrower to act on such instructions or notices sent by facsimile transmission or telecommunications device which Trade Bank believes come from Borrower. All notices shall be deemed to have been given upon delivery, in the case of notices personally delivered or delivered by private delivery service, upon the expiration of 3 calendar days following the deposit of the notices in the United States mail, in the case of notices deposited in the United States mail with postage prepaid, or upon receipt, in the case of notices sent by facsimile transmission.

         7.2 Waivers. No delay or failure of Trade Bank in exercising any right, power or remedy under any of the Loan Documents shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver, consent or approval by Trade Bank under any of the Loan Documents must be in writing and shall be effective only to the extent set out in such writing.

         7.3 Benefit of Agreement. The provisions of the Loan Documents shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, executors, administrators, beneficiaries and legal representatives of Borrower and Trade Bank; provided, however, that Borrower may not assign or transfer any of its rights under any Loan Document without the prior written consent of Trade Bank, and any prohibited assignment shall be void. No consent by Trade Bank to any assignment shall release Borrower from its liability for the Obligations unless such release is specifically given by Trade Bank to Borrower in writing. Trade Bank reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Trade Bank's rights and benefits under each of the Loan Documents. In connection therewith, Trade Bank may disclose any information relating to the Facilities, Borrower or its business, or any Guarantor or its business.

         7.4 Joint and Several Liability. If Borrower consists of more than one person or entity, the liability of each of them shall be joint and several, and the compromise of any claim with, or the release of, any one such Borrower shall not constitute a compromise with, or a release of, any other such Borrower.

         7.5 No Third Party Beneficiaries. This Agreement is made and entered into for the sole protection and benefit of Borrower and Trade Bank and their respective permitted successors and assigns, and no other person or entity shall be a third party beneficiary of, or have any direct or indirect cause of action or claim in connection with, any of the Loan Documents to which it is not a party.

         7.6 Governing Law and Jurisdiction. This Agreement shall, unless provided differently in any Loan Document, be governed by, and be construed in accordance with, the internal laws of the State of California, except to the extent Trade Bank has greater rights or remedies under federal law whether as a national bank or otherwise. Borrower and Trade Bank (a) agree that all actions and proceedings relating directly or indirectly to this Agreement shall be litigated in courts located within California; (b) consent to the jurisdiction of any such court and consent to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (c) waive any and all rights Borrower may have to object to the jurisdiction of any such court or to transfer or change the venue of any such action or proceeding.

         7.7 Mutual Waiver of Jury Trial. Borrower and Trade Bank each hereby waive the right to trial by jury in any action or proceeding based upon, arising out of, or in any way relating to, (a) any Loan Document, (b) any other present or future agreement, instrument or document between Trade Bank and Borrower, or
(c) any conduct, act or omission of Trade Bank or Borrower or any of their directors, officers, employees, agents, attorneys or any other persons or entities affiliated with Trade Bank or Borrower, which waiver will apply in all of the mentioned cases whether the case is a contract or tort case or any other case. Borrower represents and warrants that no officer, representative or agent of Trade Bank has represented, expressly or otherwise, that Trade Bank would not seek to enforce this waiver of jury trial.

         7.8 Severability. Should any provision of any Loan Document be prohibited by, or invalid under applicable law, or held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect, the validity of the other provisions of the Loan Documents.

         7.9 Entire Agreement; Amendments. This Agreement and the other Loan Documents are the final, entire and complete agreement between Borrower and Trade Bank concerning the Credit Extensions and the Facilities; supersede all prior and contemporaneous negotiations and oral representations and agreements. There are no oral understandings, representations or agreements between the parties concerning the Credit Extensions or the Facilities which are not set forth in the Loan Documents. This Agreement and the Supplements may not be waived, amended or superseded except in a writing executed by Borrower and Trade Bank.

         7.10 Collection of Payments. Unless otherwise specified in any Loan Document, other than this Agreement or any Note, all principal, interest and any fees due to Trade Bank by Borrower under this Agreement, the Addendum, any Supplement, any Facility Document, any Collateral Document or any Note, will be paid by Trade Bank having Wells Fargo debit any of Borrower's accounts with Wells Fargo and forwarding such amount debited to Trade Bank, without presentment, protest, demand for reimbursement or payment, notice of dishonor or any other notice whatsoever, all of which are hereby expressly waived by Borrower. Such debit will be made at the time principal, interest or any fee is due to Trade Bank pursuant to this Agreement, the Addendum, any Supplement, any Facility Document, any Collateral Document or any Note.


                                VIII. DEFINITIONS
                                      -----------

         8.1 "Agreement" means this Agreement and the Addendum attached hereto, as corrected or modified from time to time by Trade Bank and Borrower.

         8.2 "Banking Day" means each day except Saturday, Sunday and a day specified as a holiday by federal or California statute.

         8.3 "Closing Date" means the date on which the first Credit Extension is made.

         8.4  "Collateral" means all property securing the Obligations.

         8.5 "Collateral Documents" means those security agreement(s), deed(s) of trust, guarantee(s), subordination agreement(s), intercreditor agreement(s), and other credit support documents and instruments required by the Trade Bank to effect the collateral and credit support requirements set forth in the Supplement with respect to the Facilities.

         8.6 "Credit Extension" means each extension of credit under the Facilities (whether funded or unfunded), including, but not limited to, (a) the issuance of sight or usance commercial letters of credit or commercial letters of credit supported by back-up letters of credit, (b) the issuance of standby letters of credit, (c) the issuance of shipping guarantees, (d) the making of loans against imports for letters of credit, (d) the making of clean import loans outside letters of credit, (e) the making of advances against export orders, (f) the making of advances against outgoing collections, (g) the making of revolving credit working capital loans, (h) the making of term loans, (i) the discounting of drafts or foreign receivables with recourse, (j) the discounting or purchasing of promissory notes with recourse to Borrower, and (k) the entry into foreign exchange contracts.

         8.7 "Credit Limit" means, with respect to any Facility, the amount specified under the column labeled "Credit Limit" in the Supplement for that Facility.

         8.8 "Credit Sublimit" means, with respect to any Subfacility, the amount specified after the name of that Subfacility under the column labeled "Credit Sublimit" in the Supplement for the related Facility.

         8.9  "Dollars" and "$" means United States dollars.

         8.10 "Eximbank" means the Export-Import Bank of the United States.

         8.11 "Facility Documents" means, with respect to any Facility, those documents specified in the Supplement for that Facility, and any other documents customarily required by Trade Bank for such Facility.

         8.12 "Facility Termination Date" means, with respect to any Facility, the date specified in the Supplement for that Facility after which no further Credit Extensions will be made under that Facility.

         8.13 "GAAP" means generally accepted accounting principles, which are applicable to the circumstances, as of the date of determination, set out in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and in the statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession.

         8.14 "Loan   Documents"  means  this  Agreement,   the  Addendum,   the
Supplements, the Facility Documents and the Collateral Documents.

         8.15 "Note" has the meaning specified in Section 3.1(b)(2) above.

         8.16 "Obligations" means (a) the obligation of Borrower to pay principal, interest and fees on all funded Credit Extensions and fees on all unfunded Credit Extensions, and (b) the obligation of Borrower to pay and perform when due all other indebtedness, liabilities, obligations and covenants required under the Loan Documents.

         8.17 "Permitted Liens" shall have the meaning provided in the Addendum.

         8.18 "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

         8.19 "Prime Rate" means the rate most recently announced by Wells Fargo at its principal office in San Francisco, California as its "Prime Rate", with the understanding that the Prime Rate is one of Wells Fargo's base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as Wells Fargo may designate. Any change in an interest rate resulting from a change in the Prime Rate shall become effective as of 12:01 a.m. of the Banking Day on which each change in the Prime Rate is announced by Wells Fargo.

         8.20 "Subsidiary" means (i) any corporation at least the majority of whose securities having ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) are at the time owned by Borrower and/or one or more Subsidiaries, and (ii) any joint venture or partnership in which Borrower and/or one or more Subsidiaries has a majority interest..

         8.21      "Wells Fargo" means Wells Fargo Bank, N.A.

         Borrower and Trade Bank have caused this Agreement to be executed by their duly authorized officers or representatives on the date specified below.


                                      "BORROWER"

                                      ACTION PERFORMANCE COMPANIES, INC.



                                      By:     /s/ Chris Besing
                                               ---------------------------------

                                      Title:   CFO
                                               ---------------------------------

                                      Borrower's Address:
                                      2401 W. First Street
                                      Tempe, AZ. 85281



                                                                   "LENDER"

                                      WELLS FARGO HSBC TRADE BANK,
                                      NATIONAL ASSOCIATION


                                      By:
                                               ---------------------------------
                                               Scott A. Kaiser
                                      Title:   Assistant Vice President


                                      Lender's Address:
                                      333 South Grand Avenue, 3rd Floor
                                      Los Angeles, CA  90071

                                    EXHIBIT A


                          ADDENDUM TO CREDIT AGREEMENT
                          ----------------------------

THIS ADDENDUM IS ATTACHED TO THE CREDIT AGREEMENT ("CREDIT AGREEMENT") BETWEEN WELLS FARGO HSBC TRADE BANK AND THE FOLLOWING BORROWER:

NAME OF BORROWER:    ACTION PERFORMANCE COMPANIES, INC.

BY SIGNING HERE BORROWER AGREES TO THE DESIGNATED PROVISIONS IN THIS ADDENDUM:
                                        /s/ Chris Besing
                                        ---------------------------------------
                                                     (SIGNATURE)

                        ADDITIONAL AFFIRMATIVE COVENANTS
                        --------------------------------

The following covenants are part of Article VI of the Credit Agreement:

|X| Reports. Borrower will furnish the following information or deliver the following reports to Trade Bank at the times indicated below:

     |X| Annual Financial Statements. Not later than 100 calendar days after and as of the end of each of Borrower's fiscal years, an annual 10K Report.

     | | Semi-Annual Financial Statements. Not later than ____ calendar days after and as of the end of each of Borrower's second and fourth fiscal quarters, a financial statement of Borrower prepared by Borrower, to include_____________

     |X| Quarterly Financial Statements. Not later than 40 calendar days after and as of the end of each of Borrower's fiscal quarters, a quarterly 10Q Report.

     |X| Projections. Not later than 30 calendar days after the start of each fiscal year, an annual projections report prepared by Borrower.

     | | Monthly Financial Statements. Not later than ____ calendar days after and as of the end of each calendar month, a financial statement of Borrower prepared by Borrower, to include ____________

         |X| Certificate of Accuracy and No Event of Default. At the time each financial statement of Borrower required above is delivered to Trade Bank, a certificate of
                    |X|  the president or chief financial officer
                    | |  a general partner
                    | |  a member
                    | |  __________________

              of Borrower that said financial statements are accurate and that there exists no Event of Default under the Agreement nor any condition, act or event which with the giving of notice or the passage of time or both would constitute an Event of Default.

         | | Federal Income Tax Returns. Not later than _____ calendar days after filing, but in no event later than ________ calendar days after the end of each of Borrower's tax years, a copy of Borrower's filed federal income tax return for such year.

         | | Proxies, Registrations and Reports. At the time they are sent or filed, copies of all
                    | | proxy statements
                    | | financial statements
                    | | registration statements
                    | | reports
              which Borrower sends to its shareholders or partners or files with the Securities and Exchange Commission.

     |X| Accounts Receivable and Inventory Report. Not later than 20 calendar days after and as of the end of each quarter, an Accounts Receivable and Inventory Report ("Accounts Receivable and Inventory Report" has the meaning given to it below), certified as true and correct by an authorized officer of Borrower.

         "Accounts Receivable and Inventory Report" means a report based on the determination of Borrower's accounts receivable in an aggregate amount not to exceed 80% of Borrower's eligible accounts receivable and Borrower's inventory in an aggregate amount not to exceed 40% of Borrower's eligible inventory.

         Without limiting the fact that the determination of which accounts are eligible is a matter in Trade Bank's discretion, the following will not be deemed eligible:

                    |X| Accounts from any one customer if 25% or more of its accounts are aged more than 89 days from invoice date; however, if less than 25% are aged more than 89 days from invoice date, then only the amount which is aged more than 89 days from invoice shall be considered ineligible amounts.

                    |X|  Accounts  from  trade  debtors  based in United  States
                         Territories and outside the United States, except accounts from Canada. With prior written consent of Trade Bank, accounts from foreign trade debtors may be acceptable if one of the following conditions are met:

                         i) are covered by an acceptable foreign accounts receivable insurance or guarantee program, such as provided by FCIA of U.S. Eximbank; or

                         ii) are sold under terms of letters of credit issued by foreign banks and which are then confirmed by Trade Bank or a U.S. bank acceptable to Trade Bank.

                    |X| Account concentrations to any one customer that represent 25% or more of gross accounts receivable, however, only the portion of the accounts receivable which are over the 25% will be ineligible, not the entire accounts receivable.


                         |X|  Accounts   from    subsidiaries    or   affiliated
                              companies.

         Without limiting the fact that the determination of which inventory is eligible is a matter of Trade Bank's discretion, the following will not be deemed eligible:

                         |X|  Goods  stored  or  located  outside  the  State of
                              Arizona
                         |X|  Goods in transit purchased on a collection basis.
                         |X|  Damaged,   obsolete,   slow-moving  or  unsaleable
                              goods.

     | | Purchase Orders

         | | At the time of application (a) for issuance of each new import or domestic letter of credit which face amount is or exceeds US$________ and (b) for each amendment to any issued and outstanding letter of credit,________, Borrower will provide a Purchase Order Certificate satisfactory in form and substance to Trade Bank, evidencing that the aggregate amount of pre-negotiated and pre-sold customer purchase orders constitute at least ___% of the face amount of each letter of credit or extension thereof, in accordance with subsections (a) and (b) above.

         | | Within ______ days after the end of each month, Borrower will submit Purchase Order Listing, on a monthly basis, satisfactory in form and substance to Trade Bank.

     | | Account Debtors Aged Listing
                    | | Not later than __ calendar days after and as of each month end, and aged listing of accounts receivable, including both factored and unfactored accounts.
                    | | Immediately upon each request from Trade Bank a list of the names, addresses and phone numbers of all Borrower's account debtors and an aged listing of their balances.

     | | Inventory  List Not later than __ calendar days after and as of the end of each ______________.
                    |  | an inventory report showing the types,  locations and
                         unit or dollar values of all the inventory collateral.

     | | Account Debtors List.

         | |  Not later than _____ calendar days after and as of each ________

         | | Immediately upon each request from Trade Bank a list of the names, addresses and phone numbers of all Borrower's account debtors and an aged listing of their balances.

     | | Guarantor's Financial Statements. Not later than ____ calendar days after and as of the end of each __________, a financial statement of each Guarantor hereunder, prepared by ___________, to include __

     | | Guarantor's Federal Income Tax Returns. Not later than _____ calendar days after filing, but in no event later than ______ calendar days after the end of each of Guarantor's tax years, a copy of Guarantor's filed federal income tax return for such year.

     |X| Insurance. Borrower will maintain in full force and effect insurance coverage on all Borrower's property, including, but not limited to, the following types of insurance coverage:

                    |X| policies of fire insurance
                    | | extended  coverage  insurance  with
                        (| |  replacement  cost endorsements
                         | |  mortgagee loss payable endorsements)
                    |X| marine cargo insurance
                    |X| business personal property insurance
                    | | life insurance on ______________________________________
                    | | insurance covering the following specific hazards:
                     ___________________________________________________________
                     ___________________________________________________________

         All the insurance referred to in the preceding sentence must be in form, substance and amounts, and issued by companies, satisfactory to Trade Bank, and cover risks required by Trade Bank
                    |X| and contain loss payable endorsements in favor of Trade Bank.

     |X| Financial Covenants. Borrower will maintain the following (if Borrower has any Subsidiaries which must be consolidated under GAAP, the following applies to Borrower and the consolidated Subsidiaries):

         |X| Current Ratio. Not at any time less than 3.0 to 1.0. ("Current Ratio" means total current assets divided by total current liabilities, and "current assets" and "current liabilities" have the meanings given to them in accordance with GAAP; provided, however, that "current liabilities" will
                  | |    include
                  |X|    exclude
              indebtedness which is subordinated to the Obligations to Trade Bank under a subordination agreement in form and substance acceptable to Trade Bank or by subordination language acceptable to Trade Bank in the instrument evidencing such indebtedness.)

         | | Working Capital. Not at any time less than $__________. ("Working Capital" means total current assets minus total current liabilities; provided, however, that "current liabilities" will
                  | |    include
                  | |    exclude

         indebtedness which is subordinated to the Obligations to Trade Bank under a subordination agreement in form and substance acceptable to Trade Bank or by subordination language acceptable to Trade Bank in the instrument evidencing such indebtedness.)

         | | Net Worth. Not at any time less than $__________. ("Net Worth" means the excess of total assets over total liabilities determined
              in  accordance   with  GAAP;   provided,   however,   that  "total
              liabilities" will
                  | |    include
                  | |    exclude

              indebtedness which is subordinated to the Obligations to Trade Bank under a subordination agreement in form and substance acceptable to Trade Bank or by subordination language acceptable to Trade Bank in the instrument evidencing such indebtedness.)

     |X| Tangible Net Worth. Not at any time less than  $15,000,000.  ("Tangible
         Net Worth" means the excess of total assets over total liabilities determined in accordance with GAAP, (a) excluding, however, in determining total assets (i) all assets which would be classified as intangible assets under GAAP, including, but not limited to, goodwill, licenses, patents, trademarks, trade names, copyrights, capitalized software and organizational costs, licenses and franchises, and (ii) assets which Trade Bank determines in its business judgment would not be available or would be of relatively small value in a liquidation of Borrower=s business, including, but not limited to, prepaid expenses, loans to officers or affiliates and other items, and (b) including, in determining total liabilities, indebtedness which is subordinated to the Obligations to Trade Bank.)

     | | Effective  Tangible Net Worth. Not at any time less than $ _________.
         ("Effective Tangible Net Worth" means the excess of total assets, with the asset exclusions indicated above for "Tangible Net Worth", over total liabilities determined in accordance with GAAP, but excluding, in determining total liabilities, indebtedness which is subordinated to the Obligations to Trade Bank under a subordination agreement in form and substance acceptable to Trade Bank or by subordination language acceptable to Trade Bank in the instrument evidencing such indebtedness.)

     |X| Total Liabilities divided by Tangible Net Worth. Not at any time greater than 1.0 to 1.0. ("Tangible Net Worth" has the meaning given to it above, and "Total Liabilities"
              | |  includes
              |X|  excludes
         indebtedness which is subordinated to the Obligations to Trade Bank under a subordination agreement in form and substance acceptable to Trade Bank or by subordination language acceptable to Trade Bank in the instrument evidencing such indebtedness.)

     | | Total Liabilities divided by Effective Tangible Net Worth. Not at any time greater than ___ to 1.0. ("Effective Tangible Net Worth" has the meaning given to it above, and "Total Liabilities"
              | |  includes
              | |  excludes
         indebtedness which is subordinated to the Obligations to Trade Bank under a subordination agreement in form and substance acceptable to Trade Bank or by subordination language acceptable to Trade Bank in the instrument evidencing such indebtedness.)

     |X| Quick Asset Ratio. Not at any time less than 1.50 to 1.0. ("Quick Asset
         Ratio" means "Quick Assets" divided by total current liabilities, and "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper rated AA-1@ by Standard & Poor=s Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker=s acceptances, and accounts receivable (net of allowance for doubtful accounts).)

     | | Net Income After Taxes. Not less than $__________ on an annual basis determined as of each fiscal year end.

     | | Pre-Tax Profit. Not less than $___________ on a
              | | quarterly basis (determined as of each fiscal quarter end) | | year-to-date basis (determined as of each fiscal quarter
                   end)
              | | year-to-date basis (determined as of the end of the second fiscal quarter of each fiscal year).

     | | EBITDA.  Not less than  $____________  as of each  fiscal  year end.
         ("EBITDA" means net profit before tax plus interest expense (net of capitalized interest expense), depreciation expense and amortization expense.)

     | | EBITDA Coverage Ratio. Not less than ___ to 1.0 as of each fiscal year end. ("EBITDA Coverage Ratio" means EBITDA divided by the aggregate of total interest expense plus the prior period current maturity of long-term debt and the prior period current maturity of subordinated debt, and "EBITDA" has the meaning to it given above.)

     | | Obligations for the Lease or Hire of Real or Personal Property. Not in excess of an aggregate of $ ______________ in any one fiscal year.

     |X| Minimum  Quarterly  Aggregate  Collateral.  Not less  than  $1,000,000.
         ("Aggregate Collateral" means 80% of eligible Accounts Receivable and 40% of eligible Inventory as evidenced by the Quarterly Accounts Receivable and Inventory Report.)

     |X| Consecutive Quarterly Losses. Not more than two (2) consecutive quarterly losses.


                          ADDITIONAL NEGATIVE COVENANTS
                          -----------------------------

The following covenants are part of Article V of the Credit Agreement (Borrower shall also cause any Subsidiary to comply with the following covenants):

|X| Use of Proceeds. Borrower will not use the proceeds of any Credit Extension except for the purposes, if any, specified for such Credit Extension in the Supplement covering the Facility under which such Credit Extension is made.

|X| Liens. Borrower will not create or permit any liens, charges, security interests, encumbrances or adverse claims with respect to any of its property or other assets except for the following "Permitted Liens":
         | |  purchase  money   security   interests  in  specific  items  of
              Borrower's equipment
         | |  leases of specific items of Borrower's equipment
         | |  liens for Borrower's taxes not yet payable
         | | additional security interests and liens consented to in writing by Trade Bank in its sole discretion
         | | security interests being terminated substantially concurrently with the effectiveness of the Agreement

|X| Acquisitions of Assets. Borrower will not acquire any assets or enter into any other transaction outside the ordinary course of Borrower's business.

|X| Loans and Investments. Borrower will not make any loans or advances to, or investments in, any person or entity except for accounts receivable created in the ordinary course of Borrower's business.

|X| Indebtedness For Borrowed Money. Borrower will not incur any indebtedness for borrowed money, except to Trade Bank and except for indebtedness subordinated to the Obligations by an instrument or agreement in form acceptable to Trade Bank.

|X| Guarantees. Borrower will not guarantee or otherwise become liable with respect to the obligations of any other person or entity, except for endorsement of instruments for deposit into Borrower's account in the ordinary course of Borrower's business.

|X| Dividends and Distributions of Capital of Corporation. If Borrower is a corporation, Borrower will not pay or declare any dividends or make any distribution of capital on Borrower's stock (except for dividends payable solely in stock of Borrower).

| | Distributions of Earnings or Capital of Partnership. If Borrower is a partnership, Borrower will not make any distribution of earnings or capital in cash or in kind to or for the benefit of any of its partners in excess of % such partner's taxable income attributable to his or her partnership interest.

|X| Stock Redemptions. Borrower will not redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock.

|X| Investments in, or Acquisitions of, Subsidiaries. Borrower will not make any investments in, or form or acquire, any subsidiaries.

|X| Capital Expenditures. Borrower shall not, without the prior written consent of Trade Bank, make any capital expenditures for tooling and molds (for the manufacture of die-cast miniature replicas of motorsport vehicles) in any fiscal year in an aggregate amount in excess of $1,000,000; and Borrower shall not, without prior written consent of Trade Bank, make any other capital expenditures to exceed $500,000.

|X| Compensation. Borrower will not, without the prior written consent of Trade Bank, pay, accrue or obligate itself to pay, directly or indirectly, any salaries, bonuses or other compensation or fees to its officers, directors, shareholders or partners, or any members of their immediate families, in any fiscal year in an aggregate amount in excess of $750,000.

|X| Accounts Receivable. Borrower may not, without prior written consent of Trade Bank, exceed an aggregate $2,500,000 in Accounts Receivable to any one customer at any one time.

|X| Management. Borrower shall not, without prior written consent of Trade Bank, cause or make any changes to Borrower's business or to its existing key management personnel.

                                    EXHIBIT B


                  SIGHT COMMERCIAL LETTERS OF CREDIT SUPPLEMENT
                  ---------------------------------------------

THIS SUPPLEMENT IS AN INTEGRAL PART OF THE CREDIT AGREEMENT BETWEEN WELLS FARGO HSBC TRADE BANK AND THE FOLLOWING BORROWER:

NAME OF BORROWER:  ACTION PERFORMANCE COMPANIES, INC.

FACILITY TERMINATION DATE:  January 31, 1997

CREDIT LIMIT AND SUBLIMITS:
                                                               Credit Sublimits
                                                               ----------------
   | |  Transferable Letters of Credit                         $

   |X|  Goods Consigned To, or Controlled By, Trade Bank       $5,000,000

   | |  Goods Not Consigned To, or Controlled By, Trade Bank   $

The aggregate amount of Credit Extensions outstanding under this Facility and the following other Facilities may not at any one time exceed $5,000,000:

1. Loans under the Loans Against Imports for Letters of Credit Reimbursements Supplement

FACILITY DESCRIPTION:

Trade Bank will issue sight commercial letters of credit (each a "Sight Commercial Credit") for the account of Borrower as indicated under the heading "Facility Purpose" below. Subject to the credit sublimits specified above, these Sight Commercial Credits will be transferable or not transferable and have the goods related to them consigned to or not consigned to, or controlled by or not controlled by, Trade Bank. The Facility Credit Limit specified above refers to the aggregate undrawn amount of all Sight Commercial Credits which may be at any one time outstanding under this Facility together with the aggregate amount of all drafts drawn under such Sight Commercial Credits which have not been reimbursed as provided below at such time. The Facility Credit Sublimits specified above refer to the aggregate undrawn amount of all Sight Commercial Credits which may be at any one time outstanding under each subcategory under this Facility together with the aggregate amount of all drafts drawn under such Sight Commercial Credits which have not been reimbursed as provided below at such time.


FACILITY  PURPOSE:  The Facility may only be used for the following  purpose(s):
For the importation of die-cast miniature replicas of motorsport vehicles.

FACILITY DOCUMENTS:

   Before the first Sight Commercial Credit is issued:
         Trade Bank's standard form Continuing Commercial Letter of Credit Agreement (Form TB 020)

   Before each Sight Commercial Credit is issued:
         Trade Bank's standard form Application For Commercial Letter of Credit (Form TB 002)

   Before each Sight Commercial Credit is amended:
         Trade Bank's standard form Application For Amendment To Letter of Credit (Form TB 010)

   Subfacility Documents:

         Transferable Letters of Credit:_______________________________________.

         Goods consigned to, or controlled by, Trade Bank:______________________

         Goods not consigned to, or controlled by, Trade Bank:__________________


TERM: No Sight Commercial Credit may expire more than 90 calendar days after the date it is issued.

REIMBURSEMENTS FOR DRAWINGS:

The amount of each drawing paid by Trade Bank under a Sight Commercial Credit will be reimbursed to Trade Bank as follows:

         |X| by Trade Bank having Wells Fargo Bank debit any of Borrower's accounts with Wells Fargo Bank and forwarding such amount debited to Trade Bank, or

         |X|  immediately on demand of Trade Bank, or

         |X| by treating such amount drawn as an advance to Borrower under Borrower's Facility for Loans Against Imports For Letter of Credit Reimbursements.


FEES:  The following fees will apply to the Sight Commercial Credits:

              |X|  Facility Fee: Borrower will pay the following Facility Fee to
                   Trade  Bank  before  this  Facility  is  made   available  to
                   Borrower: $5,000.

              |X| Issuance Fees/Fees For Increasing Credit Amounts or Extending Expiration Dates: (Minimum $100.00) 1/8 of 1% per annum for every 90-day period, of the amount of each Sight Commercial Credit and of any increase in such amount
                   Payable: At the time each Sight Commercial Credit is issued or increased and at the time the expiration date of any Sight Commercial Credit is extended.

              |X|  Amendment Fees:  (Minimum  $75.00)
                   $75.00  for  each  amendment,  unless  the  amendment  is  an increase in the Sight Commercial Credit amount or an extension of the expiration date, in which case the Issuance Fee above will substitute for any Amendment Fee
                   Payable:  At the time each amendment is issued.

              |X|  Negotiation/Payment/Examination Fees: (Minimum $75.00)
                   1/8 of 1% of the face amount of each drawing under each Sight Commercial Credit
                   Payable: At the time any draft or other documents are negotiated, paid or examined.

INTEREST RATE:

All drawings under Sight Commercial Credits not reimbursed on the day they are paid by Trade Bank will bear interest at the following rate from the date they are paid by Trade Bank to the date such payment is fully reimbursed:

         | | As provided in the Loans Against Imports For Letter of Credit Reimbursements Supplement

         |X|  Prime Rate: The Prime Rate plus 6.0% per annum

         | |  Fixed Rate: A fixed rate of__________% per annum

         | |  Other Rate:___________________________________________________

         Interest Payment Dates:  Interest on unreimbursed  drawings under Sight
              Commercial Credits will be paid :
              | | on the dates indicated in the Loans Against Imports For Letter of Credit Reimbursements Supplement

              |X|  on the date the unreimbursed drawing is fully reimbursed.


COLLATERAL/CREDIT SUPPORT DOCUMENTS:

|X|  Personal Property Security From Borrower:
         |X|  first priority lien
     in  the following assets of Borrower:
              |X|  accounts receivable
              |X|  inventory
              |X|  equipment
              |X|  goods
              | |  Other:___________________________________________________

         | |  second priority lien
     in the following assets of Borrower:
              | |  accounts receivable
              | |  inventory
              | |  equipment
              | |  goods
              | |  Other:___________________________________________________

     |X| Collateral Documents:
              | |  Security Agreement: Rights to Payment
              |X|  Security Agreement: Rights to Payment and Inventory
              |X|  Security Agreement: Equipment and Fixtures
              | |  Security Agreement (Goods)
              |X|  UCC-1 Financing Statement
              |X|  UCC-3 Search
              | |  Notice of Assignment
              | |  Other:___________________________________________________

     | | Real Property Security From Borrower:
              | |  first priority lien
              | |  second priority lien

         in real property of Borrower  ("Borrower's Property") located at:
         _______________________________________________________________________
         _______________________________________________________________________

         | |  Collateral Documents:
              | |  Deed of Trust
              | |  Landlord's Waiver
              | |  Appraisal of Borrower's Property
              | |  ALTA   Policy  of  Title   Insurance   in  the  amount  of
                   $________________
              | |  Tax Service Contract

              | |  Other:_______________________________________________________

| |  Personal Property Security From Third Party: Name of Third Party:__________
         | |  first priority lien
     in the following assets of Third Party:
              | |  accounts receivable
              | |  inventory
              | |  equipment
              | |  goods
              | |  Other:_______________________________________________________
         | |  second priority lien
     in the following assets of Borrower:
              | |  accounts receivable
              | |  inventory
              | |  equipment
              | |  goods
              | |  Other:_______________________________________________________

     | | Collateral Documents:
              | |  Third  Party  Security   Agreement   (Accounts   Receivable,
                   Inventory, Equipment and/or Goods)
              | |  Third Party Pledge Agreement
              | |  UCC-1 Financing Statement
              | |  UCC-3 Search
              | |  Notice of Assignment
              | |  Other:_____________________________________________________ .

| |  Real Property Security From Third Party: Name of Third Party:______________
         | |  first priority
         | |  second priority
     in real property of Pledgor ("Pledgor's Property") located at______________
     ___________________________________________________________________________
     ___________________________________________________________________________

     | |Collateral Documents:
              | |  Deed of Trust
              | |  Landlord's Waiver
              | |  Appraisal of Pledgor's Property
              | |  ALTA   Policy   of  Title   Insurance   in  the   amount  of
                   $______________
              | |  Tax Service Contract
              | |  Other:_______________________________________________________

| | Standby Letter of Credit in Favor of Trade Bank:_________________________ will issue its standby letter of credit in favor of Trade Bank in the amount of $_____________

| |  Guarantee:___________________________________________________________ will guarantee the full payment or repayment when due of all Obligations under this Facility.

     | | Collateral Documents:
              | |  Personal Guarantee
              | |  Corporate Guarantee

| |  Subordination   Agreement:   All   obligations  of  Borrower  to __________
    ___________________________________________________________________ will  be subordinated to the repayment of the Obligations under this Facility.

     | | Collateral Documents:
              | |  Subordination Agreement: Payments Permitted
              | |  Subordination Agreement: Payments Not Permitted

| | Intercreditor Agreement: The creditor or creditors named below under the heading "Collateral Documents" will enter into an intercreditor arrangement with Trade Bank with respect to the Obligations under this Facility.

     | | Collateral Documents:
              | |  Intercreditor Agreement with Wells Fargo Bank, N.A.
              | |  Intercreditor Agreement with________________________________.

ADDITIONAL PROVISIONS:
________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________.

BY INITIALING HERE BORROWER AGREES TO ALL THE TERMS OF THIS SUPPLEMENT:/s/CSB
                                                                       ---------

                                    EXHIBIT B
                                    ---------


     LOANS AGAINST IMPORTS FOR LETTER OF CREDIT REIMBURSEMENTS SUPPLEMENT
     --------------------------------------------------------------------

    THIS SUPPLEMENT IS AN INTEGRAL PART OF THE CREDIT AGREEMENT BETWEEN WELLS
                FARGO HSBC TRADE BANK AND THE FOLLOWING BORROWER:

NAME OF BORROWER:  ACTION PERFORMANCE COMPANIES, INC.

FACILITY TERMINATION DATE: January 31, 1997

CREDIT LIMIT AND SUBLIMITS:

                                                                                         Credit Sublimits
                                                                            -------------------------------------------
| | Supported By a Standby Letter of Credit
    In Favor of Trade Bank                                                 $
    | |Floating Interest Rate                                                                $
        | | Borrowing Base Accounts Receivable
            and Inventory                                                                    $
        | | Borrowing Base Accounts Receivable                                                                 $
        | | Borrowing Base Inventory                                                                           $
        | | No Borrowing Base                                                                                  $
| |  Fixed Interest Rate, Payment in Arrears                                                 $
        | | Borrowing Base Accounts Receivable
            and Inventory                                                                    $
        | | Borrowing Base Accounts Receivable                                                                 $
        | | Borrowing Base Inventory                                                                           $
        | | No Borrowing Base                                                                                  $
| |Fixed Interest Rate, Payment in Advance at a
    Discount (Including Bankers' Acceptances)                                                $
        | | Borrowing Base Accounts Receivable
            and Inventory                                                                    $
        | | Borrowing Base Accounts Receivable                                                                 $
        | | Borrowing Base Inventory                                                                           $
        | | No Borrowing Base                                                                                  $

|X| Supported by Guarantee or
    Other Collateral                                                        $1,000,000
    |X| Floating Interest Rate                                                               $1,000,000
        | | Borrowing Base Accounts Receivable
            and Inventory                                                                    $
        | | Borrowing Base Accounts Receivable                                                                 $
        | | Borrowing Base Inventory                                                                           $
        |X| No Borrowing Base                                                                                  $1,000,000

    | | Fixed Interest Rate, Payment in Arrears                                              $
        | | Borrowing Base Accounts Receivable
            and Inventory                                                                    $
        | | Borrowing Base Accounts Receivable                                                                 $
        | | Borrowing Base Inventory                                                                           $
        | | No Borrowing Base                                                                                  $
    | | Fixed Interest Rate, Payment in Advance at a
        Discount (Including Bankers' Acceptances)                                            $
        | | Borrowing Base Accounts Receivable
            and Inventory                                                                    $
        | | Borrowing Base Accounts Receivable                                                                 $
        | | Borrowing Base Inventory                                                                           $
        | | No Borrowing Base                                                                                  $

| | Not supported by a Letter of Credit or a Guarantee or Other Collateral $

    | | Floating Interest Rate                                                               $
        | | Borrowing Base Accounts Receivable
            and Inventory                                                                    $
        | | Borrowing Base Accounts Receivable                                                                 $
        | | Borrowing Base Inventory                                                                           $
        | | No Borrowing Base                                                                                  $

    | | Fixed Interest Rate, Payment in Arrears                                              $
        | | Borrowing Base Accounts Receivable
            and Inventory                                                                    $
        | | Borrowing Base Accounts Receivable                                                                 $
        | | Borrowing Base Inventory                                                                           $
        | | No Borrowing Base                                                                                  $

    | | Fixed Interest Rate, Payment in Advance at a

                                                             Page 1 of 4

Discount (Including Bankers' Acceptances)                                                    $
        | | Borrowing Base Accounts Receivable
            and Inventory                                                                    $
        | | Borrowing Base Accounts Receivable                                                                 $
        | | Borrowing Base Inventory                                                                           $
        | | No Borrowing Base                                                                                  $

The aggregate amount of Credit  Extensions  outstanding  under this Facility and the following other Facilities may not at any one time
                               exceed $1,000,000:
                                      NONE


FACILITY DESCRIPTION:

Trade Bank will make loans to Borrower solely for the purpose of financing Borrower's obligations to reimburse Trade Bank for amounts paid by Trade Bank under sight and usance Commercial Credits issued by Trade bank for the account of Borrower in conncection with Borrower's imports. Loans made by Trade Bank under this Facility cannot be used by Borrower to repay outstanding clean import loans that have matured. Subject to the credit sublimits specified above, these loans may be supported by (i) a standby letter of credit in favor of Trade Bank or (ii) a guarantee or other collateral.

FACILITY DOCUMENTS:  Promissory Note  (attached)

   SubFacility Documents:

   Supported by a Standby Letter of Credit in favor of Trade Bank:  None

   Supported by a Guarantee or Other Collateral:
             See Collateral/Credit Support Documents Section below

   Not supported by a Guarantee or a Letter of Credit or Other Collateral:  None


TERM:  Each loan made under this Facility must be repaid
              |X|  within 60 calendar days after it is made
              | | on the maturity date requested by Borrower and stated in the Promissory Note (or set forth in Trade Bank's records).


FEES:  The following fees will apply to this Facility:
         |X| Facility Fee: Borrower will pay the following Facility Fee to Trade Bank before this Facility is made available to Borrower:
              $5,000.

         | |  Other Fee:_____________________________________


INTEREST RATE: All advances under this Facility will bear interest at the following rate:

         |X|  Prime Rate: The Prime Rate plus 1.0% per annum

         | |  Other Rate:_____________________________________________________ .

     Interest Payment Dates: Interest on the outstanding loans under this Facility will be paid as follows:
         | |  at least once each month.
         | |  at least once every three months
         |X|  Other: At the maturity of each advance.

PREPAYMENTS: Prepayments of the outstanding loans under this Facility are |X| Permitted in any amounts
         | |  Permitted only in
              | |  minimum amounts of $____________ .
              | |  integral multiples of $____________ .
         | |  Not permitted

BORROWING BASE TERMS:

|  | Borrowing  Base  Accounts  Receivable Loans. The Revolving Credit Borrowing
     Base Accounts Receivable Loans will be loans secured by Borrower's accounts receivable in an aggregate amount at any one time outstanding not to exceed ______% of the Net Amount of those of Borrower's accounts receivable which Trade Bank in its sole discretion shall deem eligible for borrowing. ("Net Amount" of an account means the gross amount of the account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature granted or claimed.)
     Without limiting the fact that the determination of which accounts are eligible for borrowing is a matter in Trade Bank's discretion, the following will not be deemed eligible for borrowing:

         | | accounts outstanding for more than ____days from the invoice date, | | accounts subject to any contingencies (including, without
              limitation, bill and hold, guaranteed sales, and consignments), | | accounts owing from an account debtor outside the United States
              (unless pre-approved by Trade Bank in its discretion, or backed by a letter of credit satisfactory to Trade Bank, or FCIA insured, or Eximbank or CEFO insured, in a manner and amount satisfactory to Trade Bank),
         | | accounts owing from the United States or any other governmental agency or entity,
         | | accounts owing from one account debtor to the extent they exceed ______% of the total eligible accounts outstanding,
         | | accounts owing from any officer, director, employee, affiliated company or other affiliate of Borrower, and

         | | accounts owing from an account debtor to whom Borrower is or may be liable for goods purchased from such account debtor or otherwise.

     In addition, if more than _____% of the accounts owing from an account debtor are outstanding more than ______ calendar days from the invoice date or are otherwise not eligible accounts, then all accounts owing from that account debtor will be deemed ineligible for borrowing.

         | | Verification of Accounts. Trade Bank may from time to time verify directly with the account debtors the validity, amount and other matters relating to Borrower=s accounts by means of mail, telephone or otherwise, either in the name of Borrower or Trade Bank or such other name as Trade Bank may reasonably choose.
              | | Prior Notice of Verification. Borrower will be given prior notice of such verification unless an Event of Default under the Agreement is in existence when such verification is attempted.

| |  Borrowing  Base  Inventory  Loans.  The Revolving  Credit  Borrowing Base
     Inventory Loans will be Loans secured by Borrower's Inventory in an aggregate amount at any one time outstanding not to exceed the following percentages of the AValue@ of the following categories of Borrower=s inventory which Trade Bank in its discretion deems eligible for borrowing:

              | |  Total Inventory with the exception of____________:         up
                   to _____%

              | |  Imported Inventory:   up to _____%

              | |  Finished Goods (In State) :         up to _____%

              | |  Finished Goods (Out of State) :      up to _____%

              | |  Work In Process :     up to _____%

              | |  Raw Materials (In State) :      up to _____%

              | |  Raw Materials (Out of State):      up to _____%

              ("Value" means Borrower's cost for the inventory or the wholesale market value of the inventory, whichever is lower.) Without limiting the fact that the determination of which inventory is eligiblefor borrowing is a matter of Trade Bank's discretion, inventory in transit to Borrower or damaged, obsolete, slow-moving or unsalable inventory will not be deemed eligible for borrowing.

COLLATERAL/CREDIT SUPPORT DOCUMENTS:

|X|    Personal Property Security From Borrower:
           |X|  first priority lien
        in the following assets of Borrower:
                |X| accounts receivable
                |X| inventory
                |X| equipment
                |X| goods
                | | Other:______________________________________________________

                | | second priority lien
       in the following assets of Borrower:
                | |  accounts receivable
                | |  inventory
                | |  equipment
                | |  goods
                | |  Other:_____________________________________________________

       |X| Collateral Documents:
                | |  Security Agreement:  Rights to Payment
                |X|  Security Agreement:  Rights to Payment and Inventory
                |X|  Security Agreement:  Equipment and Fixtures
                | |  Security Agreement  (Goods)
                |X|  UCC-1 Financing Statement
                |X|  UCC-3 Search
                | |  Notice of Assignment
                | |  Other:_____________________________________________________

 | |  Real Property Security From Borrower:
                | |  first priority lien
                | |  second priority lien
       in real property of Borrower  ("Borrower's Property") located at:
       _________________________________________________________________________
       _________________________________________________________________________

       | | Collateral Documents:
                | |  Deed of Trust
                | |  Landlord's Waiver
                | |  Appraisal of Borrower's Property
                | | ALTA Policy of Title Insurance in the amount of $_________ | | Tax Service Contract
                | |  Other:____________________________________________________

  | | Personal Property Security From Third Party:  Name of Third Party:________
            | | first priority lien
                in the following assets of Third Party:
                | |  accounts receivable
                | |  inventory
                | |  equipment
                | |  goods

                | |  Other:____________________________________________________

            | | second priority lien
       in the following assets of Borrower:
                | |  accounts receivable
                | |  inventory
                | |  equipment
                | |  goods
                | |  Other:____________________________________________________

       | | Collateral Documents:
                | | Third Party Security Agreement (Accounts Receivable, Inventory, Equipment and/or Goods)
                | |  Third Party Pledge Agreement
                | |  UCC-1 Financing Statement
                | |  UCC-3 Search
                | |  Notice of Assignment
                | |  Other:____________________________________________________.

   | | Real Property Security From Third Party:  Name of Third Party:___________
                | |  first priority
                | |  second priority
       in real property of Pledgor ("Pledgor's Property") located at ___________
       _________________________________________________________________________
       _________________________________________________________________________

       | | Collateral Documents:
                | |  Deed of Trust
                | |  Landlord's Waiver
                | |  Appraisal of Pledgor's Property
                | | ALTA Policy of Title Insurance in the amount of $__________ | | Tax Service Contract
                | |  Other:_____________________________________________________

   | | Standby Letter of Credit in Favor of Trade Bank:_________________________ will issue its standby letter of credit in favor of Trade Bank in the amount of $__________.

   | | Guarantee:________________________________will guarantee the full payment or repayment when due of all Obligations under this Facility.

       | | Collateral Documents:
           | | Personal Guarantee
           | | Corporate Guarantee

   | | Subordination Agreement:  All obligations of Borrower to_________________
       _________________will be subordinated to the repayment of the Obligations under this Facility.

       | | Collateral Documents:
           | | Subordination Agreement:  Payments Permitted
           | | Subordination Agreement:  Payments Not Permitted

   | | Intercreditor  Agreement: The creditor or creditors named below under the heading "Collateral Documents" will enter into an intercreditor arrangement with Trade Bank with respect to the Obligations under this Facility.

       | | Collateral Documents:
           | | Intercreditor Agreement with Wells Fargo Bank, N.A.
           | | Intercreditor Agreement with_____________________________________

ADDITIONAL PROVISIONS:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


BY INITIALING HERE BORROWER AGREES TO ALL THE TERMS OF THIS SUPPLEMENT:/s/ CSB
                                                                       -------

WELLS FARGO HSBC TRADE BANK                          LOANS AGAINST IMPORTS NOTES
- --------------------------------------------------------------------------------


                                                                 April __, 1996

FOR VALUE RECEIVED, the undersigned ACTION PERFORMANCE COMPANIES, INC., an Arizona corporation (jointly and severally, if the undersigned be more than one) ("Borrower") hereby promises to pay to the order of WELLS FARGO HSBC TRADE BANK, N.A. ("Bank"), when due as provided herein, at its 333 South Grand Avenue, 3rd Floor, Los Angeles, CA 90071 office, in lawful money of the United States and in immediately available funds, the principal sum of One Million Dollars ($1,000,000) or, if less, the aggregate unpaid principal amount of all advances made by Bank to Borrower from time to time, as evidenced on the records of Bank, together with interest thereon as hereinafter provided.

Borrower may from time to time from the date of this Note up to and including January 31, 1997, borrow and partially or wholly repay its outstanding advances, and reborrow, subject to all of the limitations, terms and conditions of this Note and of that certain Credit Agreement between Borrower and Trade Bank dated as of April __, 1996, as amended from time to time ("Credit Agreement") executed in connection with or governing this Note; provided that the total advances made under this Note shall not exceed the principal amount stated above. The unpaid principal balance of this obligation at any time shall be the total amounts advanced hereunder by the holder hereof less the amount of principal payments made hereon by or for any Borrower, which balance may be endorsed hereon from time to time by the holder.

The principal amount and maturity of each advance shall be agreed upon by Borrower and Bank prior to the making of each advance, and such terms, together with the applicable interest rate of each advance and all payments of principal and interest made on this Note shall be inscribed by Bank on its records. Each advance shall be payable on the earlier of (i) the due date thereof, as inscribed by Bank on its records, or (ii) 60 days after the date such advance is made. All payments shall be made free of any setoff, counterclaims or withholdings. Each entry set forth on Bank's records shall be the prima facie evidence of the facts so set forth. No failure by Bank to make, or no error by Bank in making, any inscription on its records shall affect Borrower's obligation to repay the full principal amount advanced by Bank to or for the account of Borrower, or Borrower's obligation to pay interest thereon at the agreed upon rate.

Each advance shall bear interest at the Prime Rate (defined herein) plus one percent (1.0%). Interest will be calculated for each day at 1/360th of the applicable per annum rate, which will result in a higher effective annual rate. Accrued interest shall be payable at such times and dates as shall be agreed upon by Borrower and Bank prior to the making of each advance and evidenced on the records of Bank, provided that, all accrued interest on an advance shall be due and payable at the maturity (by acceleration or otherwise) of such advance. After maturity, whether by acceleration or otherwise, accrued interest shall be payable on demand. "Prime Rate" means the rate of interest most recently announced by Wells Fargo Bank, N.A. at its principal office in San Francisco, California as its "Prime Rate", with the understanding that the Prime Rate is one of Wells Fargo Bank's base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as Wells Fargo Bank may designate. Any change in an interest rate resulting from a change in the Prime Rate shall become effective as of 12:01 a.m. of the Banking Day on which each change in the Prime Rate is announced by Wells Fargo Bank.

Advances hereunder, to the total amount of the principal sum stated above and up to and including the date set forth in the preceding paragraph, may be made by the holder at the oral or written request of _______________________________________, any one acting alone, who are authorized to request advances and direct the disposition of any advances until written notice of the revocation of such authority is received by the holder at the office designated above, or (b) any person, with respect to advances deposited to the credit of any account of any Borrower with the holder, which advances, when so deposited, shall be conclusively presumed to have been made to or for the benefit of each Borrower regardless of the fact that persons other than those authorized to request advances may have authority to draw against such account. The holder shall have no obligation to determine whether any person requesting an advance is or has been authorized by any Borrower.

Upon the occurrence of any Event of Default as defined in the Credit Agreement, the holder of this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, protest or notice of dishonor, all of which are expressly waived by each Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Each Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of the holder's in-house counsel), incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, and including any of the foregoing incurred in connection with any bankruptcy proceeding relating to any Borrower.


Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several.

This Note shall be governed by and construed in accordance with the laws of the State of California, except to the extent Bank has greater rights or remedies under Federal law, whether as a national bank or otherwise, in which case such choice of California law shall not be deemed to deprive Bank of any such rights and remedies as may be available under Federal law.


                                                         "BORROWER"

                             ACTION PERFORMANCE COMPANIES, INC.



                             By:      /s/ Chris Besing
                                      ------------------------------------------

                             Title:   CFO
                                      ------------------------------------------

                             Borrower's Address:
                             2401 W. First Street
                             Tempe, AZ. 85281

WELLS FARGO HSBC TRADE BANK     CONTINUING COMMERCIAL LETTER OF CREDIT AGREEMENT
- --------------------------------------------------------------------------------


TO:      WELLS FARGO HSBC TRADE BANK, N.A.


In consideration of Wells Fargo HSBC Trade Bank, N.A., at the request and for the account of the undersigned Applicant, and, unless otherwise specifically provided in any Loan Document, at the option of Trade Bank, issuing commercial letters of credit pursuant to applications for commercial letters of credit and the terms and conditions of this Agreement, Applicant hereby agrees that the terms and conditions hereinafter set forth shall apply to each such Application, to the Credit issued by Trade Bank pursuant to such Application, to the issuance of each such Credit, and to transactions under each such Application, each such Credit and this Agreement.

         SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth after each term: "Acceptance" shall mean any time draft drawn or made, or purported to be drawn or made, under any Credit, and accepted for payment by Trade Bank or by any other bank specified by Trade Bank to accept such time draft for payment. "Acceptance Fee" shall mean the fee, computed at the acceptance fee rate specified by Trade Bank or specified in any Loan Document, charged by Trade Bank when each Acceptance is created on the amount of each Acceptance for the time period each such Acceptance is to be outstanding. "Agreement" shall mean this Continuing Commercial Letter of Credit Agreement as it may be revised or amended from time to time pursuant to its terms. "Applicant" shall mean the person or persons or the entity or entities signing this Agreement. "Application" shall mean Trade Bank's printed form titled "Application For Commercial Letter of Credit" or any other form acceptable to Trade Bank on which Applicant applies for the issuance by Trade Bank of a Credit and/or an application for amendment of a Credit or any combination of such applications, as the context may require. "Beneficiary" shall mean the person or entity named on an Application as the beneficiary or any person or entity who is the transferee of any such beneficiary. "Collateral" shall mean the Property, together with the proceeds of such Property, securing any or all the obligations and liabilities of Applicant to Trade Bank at any time existing under or in connection with any Letter of Credit Document and/or any Loan Document. "Credit" shall mean an instrument or document titled "Irrevocable Commercial Letter of Credit" or "Irrevocable Documentary Credit", or any instrument or document whatever it is titled or whether or not it is titled functioning as a commercial letter of credit, issued under or pursuant to an Application, and all renewals, extensions and amendments of such instrument or document. "Deferred Payment Fee" shall mean the fee, computed at the deferred payment fee rate specified by Trade Bank or specified in any Loan Document, charged by Trade Bank on the amount of each Demand presented under a Credit providing for deferred payment of Demands which are not time drafts, which fee will be payable when the Demand is determined by Trade Bank to comply with such Credit and cover the time period from the date of such determination to the date such Demand is payable. "Delivery Authorization" shall mean any agreement, undertaking, guarantee, indemnity, release, bond, letter, document or authorization given or executed by Trade Bank, at its option in each case, at the request of Applicant or Applicant's agent to or in favor of a carrier or other person or entity in order to permit delivery to Applicant or Applicant's agent of Property referred to in or shipped under any Credit. "Demand" shall mean any sight or time draft (before it is accepted), electronic or telegraphic transmission or other written demand drawn or made, or purported to be drawn or made, under or in connection with any Credit. "Document" shall mean any instrument, statement, certificate or other document, including, but not limited to, shipping documents, warehouse receipts and policies or certificates of insurance, referred to in or related to any Credit or required by any Credit to be presented with any Demand. "Dollars" shall mean the lawful currency at any time for the payment of public or private debts in the United States of America. "Event of Default" shall mean any of the events set forth in Section 14 of this Agreement. "Expiration Date" shall mean the date any Credit expires. "Guarantor" shall mean any person or entity guaranteeing the payment and/or performance of any or all the obligations of Applicant to Trade Bank under or in connection with any Letter of Credit Document and/or any Loan Document. "Holding Company" shall mean any company or other entity directly or indirectly controlling Trade Bank. "Issuance Fee" shall mean the fee, computed at the issuance fee rate specified by Trade Bank or specified in any Loan Document, charged by Trade Bank on the amount of each Credit and on the amount of each increase in a Credit at the time each Credit is issued and the time the amount of each Credit is increased. "Letter of Credit Document" shall mean this Agreement, each Application, each Credit, each Demand and each Acceptance. "Loan Document" shall mean each and any promissory note, loan agreement, security agreement, pledge agreement, guarantee or other agreement or document executed in connection with, or relating to, any extension of credit under which any Credit is issued. "Negotiation Fee" shall mean the fee, computed at the negotiation fee rate specified by Trade Bank or specified in any Loan Document, charged by Trade Bank on the amount of each Demand paid or accepted by Trade Bank or any other bank specified by Trade Bank when each Demand is paid or accepted. "Payment Office" shall mean the office specified by Trade Bank or specified in any Loan Document, as the office where reimbursements and other payments under or in connection with any Letter of Credit Document are to be made by Applicant. "Prime Rate" shall mean the rate of interest most recently announced by Wells Fargo as its Prime Rate, with the understanding that the Prime Rate is a base rate and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such Wells Fargo publication or publications as Wells Fargo may designate. "Property" shall mean all forms of property, whether tangible or intangible, real, personal or mixed. "Rate of Exchange" shall mean Wells Fargo's then current selling rate of exchange in San Francisco, California for sales of the currency of payment of any Demand or Acceptance, or of any fees or expenses or other amounts payable under this Agreement, for cable transfer to the country of which such currency is the legal tender. "Trade Bank" shall mean Wells Fargo HSBC Trade Bank, N.A., a national banking association. "UCP" shall mean the Uniform Customs and Practice for Documentary Credits, an International Chamber of Commerce publication, or any substitution therefor or replacement thereof. "Unpaid and Undrawn Balance" shall mean at any time and from time to time the entire amount which has not been paid by Trade Bank under all the Credits issued for the account of Applicant, including, but not limited to, the amount of each Demand and Acceptance on which Trade Bank has not yet effected payment as well as the amount undrawn under all such Credits. "Wells Fargo" shall mean Wells Fargo Bank, N.A., a national banking association.

         SECTION 2. HONORING DEMANDS AND DOCUMENTS. Applicant agrees that Trade Bank may receive, accept and honor, as complying with the terms of any Credit, any Demand and any Documents accompanying such Demand; provided, however, that
(a) such Demand and accompanying Documents appear on their face to comply substantially with the provisions of such Credit, and (b) such Demand and accompanying Documents are, or appear on their face to be, signed or issued by
(i) a person or entity authorized under such Credit to draw, sign or issue such Demand and such accompanying Documents, or (ii) an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver or other legal representative or successor in interest by operation of law of any such person or entity. Notwithstanding the preceding sentence,

Applicant agrees that (x) in consideration for Trade Bank giving or executing a Delivery Authorization at its option at any time, Trade Bank may, in its sole discretion, receive, accept and honor, as complying with the terms of the Credit related to the Delivery Authorization, any Demand and any Documents accompanying such Demand which are presented under such Credit and relate to any Property covered by such Delivery Authorization even if such Demand or any such Document does not conform to the requirements of such Credit or is not otherwise in order or any other term or condition of such Credit has not been complied with; and
(y) in consideration for Trade Bank issuing a Credit, which, at the request of Applicant and at the option of Trade Bank, contains provisions that (i) any Demand made under such Credit will be honored only if and when Trade Bank receives written notice that the Property referred to in the Documents accompanying such Demand has been inspected and passed and/or released and/or approved by the United States Food and Drug Administration or by any other state or federal government agency or regulatory authority or by any other party or entity, and (ii) the Documents accompanying such Demand are to be released by Trade Bank to Applicant or Applicant's agent for the purpose of arranging such inspection against Applicant or Applicant's agent signing a receipt for such Documents, Trade Bank may in its sole discretion honor and accept such Demand and such Documents as complying with the terms of such Credit without having received written notice that such Property has been inspected and passed and/or released and/or approved as aforesaid (I) if such Demand and accompanying Documents appear on their face to comply substantially with all other terms of such Credit, or Applicant has waived any failure of such Demand or Documents to comply with the terms of such Credit, and (II) if Applicant or Applicant's agent does not promptly (A) sign such a receipt which is in form and substance acceptable to Trade Bank and (B) comply with all the terms of such receipt and
(C) arrange such inspection of such Property.

         SECTION 3. REIMBURSEMENT FOR PAYMENT OF DEMANDS AND ACCEPTANCES. Applicant agrees to reimburse Trade Bank for all amounts paid by Trade Bank on each Demand and on each Acceptance, including, but not limited to, all amounts paid by Trade Bank on each Demand and on each Acceptance to any paying, accepting, negotiating or other bank. If in connection with the issuance of any Credit Trade Bank agrees to pay any other bank the amount of any payment or negotiation made by such other bank under such Credit upon receipt by Trade Bank of a cable, telex or other written telecommunication advising Trade Bank of such payment or negotiation, or authorizes any other bank to debit Wells Fargo's account for the amount of such payment or negotiation, Applicant agrees to reimburse Trade Bank for all such amounts paid by Trade Bank, or debited to Wells Fargo's account with such other bank, even if any Demand or Document specified in such Credit fails to arrive in whole or in part or if, upon the arrival of any such Demand or Document, the terms of such Credit have not been complied with or such Demand or Document does not conform to the requirements of such Credit or is not otherwise in order.

         SECTION 4. FEES AND EXPENSES. Applicant agrees to pay to Trade Bank (a) all Issuance Fees, Negotiation Fees, Acceptance Fees, Deferred Payment Fees, cable fees, amendment fees, non-usance fees, cancellation fees and Delivery Authorization charges of, and all out-of-pocket expenses incurred by, Trade Bank under or in connection with any Letter of Credit Document, and (b) all fees and charges of banks other than Trade Bank under or in connection with any Letter of Credit Document if any Application (i) does not indicate who will pay such fees and charges, (ii) indicates that such fees and charges are to be paid by Applicant, or (iii) indicates that such fees and charges are to be paid by the Beneficiary and the Beneficiary does not, for any reason whatsoever, pay such fees or charges. There shall be no refund of any portion of any Issuance Fee in the event any Credit is used, reduced, amended, modified or terminated before its Expiration Date; and there shall be no refund of any portion of any Acceptance Fee or Deferred Payment Fee if any Acceptance or deferred payment Demand is reimbursed by Applicant before it matures.

         SECTION 5. DEFAULT INTEREST. Unless otherwise specified in any Loan Document or on an Application and agreed to by Trade Bank, all amounts to be reimbursed by Applicant to Trade Bank pursuant to Section 3 of this Agreement and all fees and expenses to be paid by Applicant to Trade Bank pursuant to
Section 4 of this  Agreement,  and all other amounts due from Applicant to Trade
Bank under or in connection with the Letter of Credit Documents, will bear interest (to the extent permitted by law), payable on demand, from the date Trade Bank paid the amounts to be reimbursed or the date such fees, expenses and other amounts were due until such amounts are reimbursed in full or such fees, expenses and other amounts are paid in full, at that interest rate per annum, calculated for the actual days elapsed in a year of 360 days, which is six percent (6.0%) above the Prime Rate in effect from time to time.

         SECTION 6. TIME AND METHOD OF REIMBURSEMENT AND PAYMENT. Unless otherwise specified in this Section 6, in any Loan Document or on an Application and agreed to by Trade Bank, all amounts to be reimbursed by Applicant to Trade Bank pursuant to Section 3 of this Agreement, all fees and expenses to be paid by Applicant to Trade Bank pursuant to Section 4 of this Agreement, all interest due to Trade Bank pursuant to Section 5 of this Agreement, and all other amounts due to Trade Bank from Applicant under or in connection with the Letter of Credit Documents will be reimbursed or paid at the Payment Office in Dollars in immediately available funds without setoff or counterclaim on demand or, at Trade Bank's option, by Trade Bank having Wells Fargo debit any of Applicant's accounts with Wells Fargo and forwarding such amount debited to Trade Bank, without presentment, protest, demand for reimbursement or payment, notice of dishonor or any other notice whatsoever, all of which are hereby expressly waived by Applicant. Such debit will be made (a) at the time each Demand is paid by Trade Bank or on the maturity of each Acceptance or, if earlier, at the time each amount is paid by Trade Bank to any paying, accepting, negotiating or other bank, (b) at the time each fee and expense referenced in Section 4 of this Agreement is to be paid, (c) at the time interest is due to Trade Bank pursuant to Section 5 of this Agreement, and (d) at the time each other amount is due under or in connection with the Letter of Credit Documents. If any Demand or Acceptance or any fee, expense, interest or other amount payable under or in connection with the Letter of Credit Documents is payable in a currency other than Dollars, Applicant agrees to reimburse Trade Bank for all amounts paid by Trade Bank on such Demand and on such Acceptance, and/or to pay Trade Bank all such fees, expenses, interest and other amounts, in one of the three following ways, as determined by Trade Bank in its sole discretion in each case, (i) at such place as Trade Bank shall direct, in such other currency, or (ii) at the Payment Office in the Dollar equivalent of the amount of such other currency calculated at the Rate of Exchange on the date determined by Trade Bank in its sole discretion, or (iii) at the Payment Office in the Dollar equivalent, as determined by Trade Bank (which determination shall be deemed correct absent manifest error), of such fees, expenses, interest or other amounts or of the actual cost to Trade Bank of paying such Demand or Acceptance, and Applicant assumes all political, economic and other risks of disruptions or interruptions in any currency exchange.

         SECTION 7. AGREEMENTS OF APPLICANT. Applicant agrees that (a) unless otherwise specifically provided in any Loan Document, Trade Bank shall not be obligated at any time to issue any Credit for the account of Applicant; (b) unless otherwise specifically provided in any Loan Document, if any Credit is issued by Trade Bank for the account of Applicant, Trade Bank shall not be obligated to issue any further Credit for the account of Applicant or to make other extensions of credit to Applicant or in any other manner to extend any financial consideration to Applicant; (c) Trade Bank has not given Applicant any legal or other advice with regard to any Letter of Credit Document or Loan Document; (d) if Trade Bank at any time discusses with Applicant the wording for any Credit, any such discussion will not constitute legal or other advice by Trade Bank or any representation or warranty of Trade Bank that any wording or Credit will satisfy Applicant's needs; (e) Applicant is responsible for the wording of each Credit, including, but not limited to, any drawing conditions, and will not rely on Trade Bank in any way in connection with the wording of any Credit or the structuring of any transaction related to any Credit; (f) Applicant and not Trade Bank is responsible for entering into the contracts relating to the Credits between Applicant and the Beneficiaries and for causing Credits to be issued; (g) Trade Bank may, as Trade Bank deems appropriate, modify or alter and use in any Credit the terminology contained on the Application for such Credit;
(h) unless the Application for a Credit specifies whether the Documents to be presented with a Demand under such Credit must be sent to Trade Bank in one parcel or in two parcels or may be sent to Trade Bank in any number of parcels, Trade Bank may, if it so desires, make such determination and specify in the Credit whether such Documents must be sent in one parcel or two parcels or may be sent in any number of parcels; (i) Trade Bank shall not be deemed the agent of Applicant, any Beneficiary or any other user of any Credit, and neither Applicant, nor any Beneficiary nor any other user of any Credit shall be deemed an agent of Trade Bank; (j) Applicant will promptly examine all Documents and each Credit if and when they are delivered to Applicant and, in the event of any claim of noncompliance of any Documents or any Credit with Applicant's instructions or any Application, or in the event of any other irregularity, will promptly notify Trade Bank in writing of such noncompliance or irregularity, Applicant being conclusively deemed to have waived any such claim of noncompliance or irregularity unless such notice is promptly given; (k) all directions and correspondence relating to any Letter of Credit Document are to be sent at the risk of Applicant; (l) if any Credit has a provision concerning the automatic extension of the Expiration Date of such Credit, Trade Bank may, at its sole option, give notice of nonrenewal of such Credit and if Applicant does not at any time want such Credit to be renewed Applicant will so notify Trade Bank at least fifteen (15) calendar days before Trade Bank is to notify the Beneficiary of such Credit or any advising bank of such nonrenewal pursuant to the terms of such Credit; (m) Applicant will not seek to obtain, apply for, or acquiesce in any temporary restraining order, restraining order, preliminary injunction, permanent injunction or any type of pretrial or permanent injunctive relief or any similar relief, however named, restraining, prohibiting or enjoining Trade Bank, any of Trade Bank's correspondents or any advising, confirming, negotiating, paying, accepting or other bank from paying or negotiating any Demand or creating or paying any Acceptance or honoring any other obligation under or in connection with any Credit; and (n) except for any of Applicant's obligations which are specifically affected by the actions referred to in subsection (vi) of this Section 7(n), Applicant's obligations under or in connection with each Letter of Credit Document and each Loan Document shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of each such Letter of Credit Document and each such Loan Document under all circumstances whatsoever, including, but not limited to, the following circumstances, the circumstances listed in Section 13(b) through (dd) of this Agreement, and any other event or circumstance similar to such circumstances: (i) any lack of validity or enforceability of any Letter of Credit Document, any Loan Document, any Document or any agreement relating to any Letter of Credit Document, any Loan Document or any Document; (ii) any amendment of or waiver relating to, or any consent to or departure from, any Letter of Credit Document, any Loan Document or any Document; (iii) any release or substitution at any time of any Property which may be held as Collateral; (iv) the existence of any claim, set-off, defense or other right which Applicant may have at any time against Trade Bank or any Beneficiary (or any person or entity for whom any Beneficiary may be acting) or any other person or entity, whether under or in connection with any Letter of Credit Document, any Loan Document, any Document or any Property referred to in or related to any Letter of Credit Document, any Loan Document or any Document or under or in connection with any unrelated transaction; (v) any breach of contract or other dispute between or among any two or more of Applicant, Trade Bank, any Beneficiary, any transferee of any Beneficiary, any person or entity for whom any Beneficiary or any transferee of any Beneficiary may be acting, or any other person or entity; or (vi) any delay, extension of time, renewal, compromise or other indulgence granted or agreed to by Trade Bank with or without notice to, or approval by, Applicant in respect of any of Applicant's indebtedness or other obligations to Trade Bank under or in connection with any Letter of Credit Document or any Loan Document.

         SECTION 8. COMPLIANCE WITH LAWS AND REGULATIONS. Applicant represents and warrants to Trade Bank that no Application, Credit or transaction under any Application and/or any Credit will contravene any law or regulation of the government of the United States or any state thereof. Applicant agrees (a) to comply with all federal, state and foreign exchange regulations and other government laws and regulations now or hereafter applicable to any Letter of Credit Document, to any payments under or in connection with any Letter of Credit Document, to each transaction under or in connection with any Letter of Credit Document, or to the import, export, shipping or financing of the Property referred to in or shipped under or in connection with any Credit, and (b) to reimburse Trade Bank for such amounts as Trade Bank may be required to expend as a result of such laws or regulations, any change in such laws or regulations or any change in the interpretation of such laws or regulations by any court or administrative or government authority charged with the administration of such laws or regulations.

         SECTION 9. TAXES, RESERVES AND CAPITAL ADEQUACY REQUIREMENTS. In addition to, and notwithstanding, any other provision of any Letter of Credit Document or any Loan Document, in the event that any law, treaty, rule, regulation, guideline, request, order, directive or determination (whether or not having the force of law) of or from any government authority, including, but not limited to, any court, central bank or government regulatory authority, or any change therein or in the interpretation or application thereof, (a) does or shall subject Trade Bank to any tax of any kind whatsoever with respect to the Letter of Credit Documents or the Loan Documents, or change the basis of taxation of payments to Trade Bank of any amount payable thereunder (except for changes in the rate of tax on the net income of Trade Bank); or (b) does or shall impose, modify or hold applicable any reserve, special deposit, assessment, compulsory loan, Federal Deposit Insurance Corporation insurance or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, other credit extended by or any other acquisition of funds by, any office of Trade Bank; or (c) does or shall impose, modify or hold applicable any capital adequacy requirements (whether or not having the force of law); or (d) does or shall impose on Trade Bank any other condition; and the result of any of the foregoing is (i) to increase the cost to Trade Bank of issuing or maintaining any Credit or of performing any transaction under any Letter of Credit Document or any Loan Document, or (ii) to reduce any amount receivable by Trade Bank under any Letter of Credit Document or any Loan Document, or (iii) to reduce the rate of return on the capital of Trade Bank or the Holding Company to a level below that which Trade Bank or the Holding Company could have achieved but for any imposition, modification or application of any capital adequacy requirement (taking into consideration the policy of Trade Bank or the Holding Company, as the case may be, with respect to capital adequacy), and any such increase or reduction is material (as determined by Trade Bank or the Holding Company, as the case may be, in its sole discretion); then, in any such case, Applicant agrees to pay to Trade Bank or the Holding Company, as the case may be, such amount or amounts as may be necessary to compensate Trade Bank or the Holding Company for (1) any such additional cost,
(2) any reduction in the amount received by Trade Bank under any Letter of Credit Document or any Loan Document, or (3) to the extent allocable (as determined by Trade Bank or the Holding Company, as the case

                                  Page 3 or 7
may be, in its sole discretion) to any Letter of Credit Document or any Loan Document, any reduction in the rate of return on the capital of Trade Bank or the Holding Company.

         SECTION 10. COLLATERAL. In addition to, and not in substitution for, any Property delivered, conveyed, transferred or assigned to Trade Bank under any Loan Document as security for any or all of the obligations and liabilities of Applicant to Trade Bank at any time existing under or in connection with any Letter of Credit Document or any Loan Document, Applicant grants to Trade Bank a security interest in and to the following Collateral, whether or not any such Collateral is in Trade Bank's possession or control or in the possession or control of Trade Bank's agents or correspondents or in transit to, or set apart for, Trade Bank or any of Trade Bank's agents or correspondents (a) with respect to each Credit and until such time as all the obligations and liabilities of Applicant to Trade Bank at any time existing under or in connection with each Letter of Credit Document and each Loan Document have been fully paid and discharged, all as security for such obligations and liabilities (i) all Property referred to in each Credit or at any time shipped under or pursuant to each Credit or in any way related to each Credit or to any Demand made or Acceptance created under each Credit, whether or not Trade Bank receives the Documents covering such Property or releases such Documents to Applicant on trust or bailee receipt or otherwise, (ii) all Documents accompanying any Demand made under each Credit, and (iii) all the proceeds of the Property and the Documents referred to in subsections (i) and (ii) of this Section 10 (a), and
(b) with respect to all the Credits and until such time as all the obligations and liabilities of Applicant to Trade Bank at any time existing under or in connection with each Letter of Credit Document and each Loan Document have been fully paid and discharged, all as security for such obligations and liabilities,
(i) all the property, claims, demands, right, title and interest of Applicant in and to the balance of every deposit account of Applicant with Wells Fargo now or at any time hereafter existing, and all evidences of such deposit accounts, (ii) all Property belonging to Applicant or in which Applicant may have an interest, now or at any time hereafter delivered, conveyed, assigned, pledged or paid to Trade Bank or its agents or correspondents in any manner whatsoever, whether as security or for safekeeping or otherwise, including, but not limited to, any items received for collection or transmission, and the proceeds of such items, whether or not such Property is in whole or in part released to Applicant on trust or bailee receipt or otherwise, and (iii) where more than one person or entity is an Applicant, all right, title and interest of each Applicant in and to all the Property which any Applicant may now or hereafter obtain as security for the obligations of the other Applicants or Applicant to such Applicant arising under or in connection with the transaction to which any Credit relates. Further, in addition to, and not in substitution for, any Property delivered, conveyed, transferred or assigned to Trade Bank under any Loan Document as security for any or all of the obligations and liabilities of Applicant to Trade Bank at any time existing under or in connection with any Letter of Credit Document or any Loan Document, Applicant agrees to deliver, convey, transfer and assign to Trade Bank, on demand, as security, Property of a value and character satisfactory to Trade Bank (x) if Trade Bank at any time feels insecure about Applicant's ability or willingness to repay any amounts which Trade Bank has paid or may pay in the future on any Demand or Acceptance or in honoring any other obligation of Trade Bank under or in connection with any Credit, or (y)
without limiting the generality of the foregoing subsection (x), if any temporary restraining order, restraining order, preliminary injunction, permanent injunction or any type of pretrial or permanent injunctive relief or any similar relief, however named, is obtained restraining, prohibiting or enjoining Trade Bank, any of Trade Bank's correspondents or any advising, confirming, negotiating, paying or other bank from paying or negotiating any Demand or creating or paying any Acceptance or honoring any other obligation under or in connection with any Credit. Applicant agrees that the receipt by Trade Bank or any of Trade Bank's agents or correspondents at any time of any kind of security, including, but not limited to, cash, shall not be deemed a waiver of any of Trade Bank's rights or powers under this Agreement. Applicant agrees to sign and deliver to Trade Bank, on demand, all such deeds of trust, security agreements, financing statements and other documents as Trade Bank shall at any time request which are necessary or desirable (in the sole opinion of Trade Bank) to grant to Trade Bank an effective and perfected security interest in and to any or all of the Collateral. Applicant agrees to pay all filing and recording fees related to the perfection of any security interest granted to Trade Bank in accordance with this Section 10. Applicant hereby agrees that any or all of the Collateral may be held and disposed of by Trade Bank as provided in this Agreement. Upon any transfer, sale, delivery, surrender or endorsement of any Document or Property which is or was part of the Collateral, Applicant will indemnify and hold Trade Bank and Trade Bank's agents and correspondents harmless from and against each and every claim, demand, action or suit which may arise against Trade Bank or any such agent or correspondent by reason of such transfer, sale, delivery, surrender or endorsement.

         SECTION 11. LICENSES AND INSURANCE FOR PROPERTY. Applicant agrees (a) to procure promptly any necessary import, export or other licenses for the import, export or shipping of the Property referred to in or shipped under, pursuant to or in connection with any Credit; (b) to furnish such instruments, certificates and other documents as Trade Bank may at any time require with respect to such import, export or other licenses and with respect to the compliance by Applicant with all federal, state and foreign government laws, regulations, guidelines, requests, directives and/or determinations with regard to the import, export, shipping and financing of the Property referred to in or shipped under, pursuant to or in connection with any Credit; (c) to keep such Property adequately covered by insurance in amounts, against risks and with companies satisfactory to Trade Bank; (d) to make the loss or adjustment, if any, under these policies or certificates of insurance payable to Trade Bank;
(e) to require the insurers under these policies or certificates of insurance to give Trade Bank 30 days written notice of any change in, or termination of, the insurance; (g) to assign the policies or certificates of insurance to Trade Bank at its option; and (h) to furnish to Trade Bank, upon demand of Trade Bank, evidence of such insurance and/or evidence of acceptance by the insurers of the assignment of such policies or certificates of insurance. Should the insurance on any Property referred to in or shipped under, pursuant to or in connection with any Credit for any reason be unsatisfactory to Trade Bank, Trade Bank may, at Applicant's expense, obtain insurance satisfactory to Trade Bank.

         SECTION 12. INDEMNIFICATION. Except to the extent caused by Trade Bank's lack of good faith, and notwithstanding any other provision of this Agreement, Applicant agrees to reimburse and indemnify Trade Bank for (a) all amounts paid by Trade Bank to any person or entity under or in connection with any Delivery Authorization, and (b) all damages, losses, liabilities, actions, claims, suits, penalties, judgments, obligations, costs or expenses, of any kind whatsoever and howsoever caused, including, but not limited to, attorneys' fees and interest, paid, suffered or incurred by, or imposed upon, Trade Bank directly or indirectly arising out of or in connection with (i) any Letter of Credit Document, any Loan Document, any Document or any Property referred to in or related to any Credit; (ii) the failure of Applicant to comply with any of its obligations under this Agreement; (iii) the issuance of any Credit; (iv) the transfer of any Credit; (v) any Delivery Authorization; (vi) the collection of any amounts owed to Trade Bank by Applicant under or in connection with any Letter of Credit Document or any Loan Document; (vii) the foreclosure against, or other enforcement of, any Collateral; (viii) the protection, exercise or enforcement of Trade Bank's rights and remedies under or in connection with any Letter of Credit Document or any Loan Document; (ix) any court decrees or orders, including, but not limited to, temporary restraining orders, restraining orders, preliminary injunctions, permanent injunctions or any type of pretrial or permanent injunctive relief or any similar relief, however named, restraining, prohibiting or enjoining or seeking to restrain, prohibit or enjoin Trade Bank, any of Trade Bank's correspondents or any advising, confirming, negotiating, paying, accepting or other bank from paying or negotiating any Demand or creating or paying any Acceptance or honoring any other obligation under or in connection with any Credit; or (x) any Credit being governed by laws or rules other than the UCP in effect on the date such Credit is issued. The indemnity provided in this Section 12 will survive the termination of this Agreement and the expiration or cancellation of any or all the Credits.

         SECTION 13. LIMITATION OF LIABILITY. Notwithstanding any other provision of this Agreement, neither Trade Bank nor any of its agents or correspondents will have any liability to Applicant for any action, neglect or omission, if done in good faith, under or in connection with any Letter of Credit Document, Loan Document or Credit, including, but not limited to, the issuance or any amendment of any Credit, the failure to issue or amend any Credit, or the honoring or dishonoring of any Demand under any Credit, and such good faith action, neglect or omission will bind the Applicant. Notwithstanding any other provision of any Letter of Credit Document, in no event shall Trade Bank or its officers or directors be liable or responsible, regardless of whether any claim is based on contract or tort, for (a) any special, consequential, indirect or incidental damages, including, but not limited to, lost profits, arising out of or in connection with the issuance of any Credit or any action taken or not taken by Trade Bank in connection with any Letter of Credit Document, any Loan Document or any Document or Property referred to in or related to any Credit; (b) the honoring of any Demand or Acceptance in accordance with any order or directive of any court or government or regulatory body or entity requiring such honor despite any temporary restraining order, restraining order, preliminary injunction, permanent injunction or any type of pretrial or permanent injunctive relief or any similar relief, however named, restraining, prohibiting or enjoining such honor; (c) the dishonoring of any Demand or Acceptance in accordance with any legal or other restriction in force at the time and in the place of presentment, payment or acceptance; (d) verifying the existence or reasonableness of any act or condition referenced, or any statement made, in connection with any drawing or presentment under any Credit; (e) the use which may be made of any Credit; (f) the validity of any purported transfer of any Credit or the identity of any purported transferee of any Beneficiary; (g) any acts or omissions of any Beneficiary or any other user of any Credit; (h) the existence, character, quality, quantity, condition, packing, value or delivery of the Property referred to in or related to any Credit or purporting to be represented by any Document; (i) any difference in the character, quality, quantity, condition or value of the Property referred to in or related to any Credit or purporting to be represented by any Document from that expressed in any Credit or any Document; (j) the time, place, manner or order in which shipment is made of, or the failure or omission to ship, or the partial or incomplete shipment of, any or all of the Property referred to in or related to any Credit or any Document; (k) the form, validity, sufficiency, correctness, genuineness or legal effect of any Demand or any Document, or of any signatures or endorsements on any Demand or Document, even if any Demand or any Document should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (l) any deviation from instructions, delay, default or fraud by the shipper or anyone else in connection with any Document or any Property referred to in or related to any Credit or the shipping of any such Property; (m) any delay in giving or failure to give any notice, including, but not limited to, notice of arrival of any Property referred to in or related to any Credit or any Document; (n) any delay in arrival or failure to arrive of any Property referred to in or related to any Credit or any Document; (o) any breach of contract between the shippers or vendors and the consignees or buyers;
(p) the character, adequacy, validity or genuineness of any insurance or the solvency or responsibility of any insurer of any risk; (q) the solvency of any person or entity issuing any Document or the responsibility of any such person or entity for, or the relationship of any such person or entity to, any Property referred to in or related to any Document; (r) payment or acceptance by Trade Bank of any Demand when the Demand and any Documents which accompany such Demand appear on their face to comply substantially with the terms of the Credit to which they relate or dishonor by Trade Bank of any Demand when the Demand and any Documents which accompany such Demand do not strictly comply on their face with the terms of the Credit to which they relate; (s) the failure of any Demand or Document to bear any reference or adequate reference to the Credit to which it relates; (t) the failure of any Document to accompany any Demand; (u) the failure of any person or entity to note the amount of any Demand on the Credit to which it relates or on any Document; (v) the failure of any person or entity to surrender or take up any Credit; (w) the failure of any Beneficiary to comply with the terms of any Credit or to meet the obligations of such Beneficiary to Applicant; (x) the failure of any person or entity to send or forward Documents if and as required by the terms of any Credit; (y) any errors, inaccuracies, omissions, interruptions or delays in transmission or delivery of any messages, directions or correspondence by mail, cable, telegraph, wireless or otherwise, whether or not they are in cipher; (z) any notice of nonrenewal of a Credit sent by Trade Bank not being received on time or at any time by the Beneficiary of such Credit; (aa) any inaccuracies in the translation of any messages, directions or correspondence; (bb) any Beneficiary's use of the proceeds of any Demand or Acceptance; (cc) any Beneficiary's failure to repay to Trade Bank or Applicant the proceeds of any Demand or Acceptance if the terms of any Credit require such repayment; or (dd) any act, error, neglect, default, negligence, gross negligence, omission, willful misconduct, lack of good faith, insolvency or failure in business of any of Trade Bank's agents or correspondents or of any advising, confirming, negotiating, paying, accepting or other bank. The occurrence of any one or more of the contingencies referred to in the preceding sentence shall not affect, impair or prevent the vesting of any of Trade Bank's rights or powers under this Agreement or any Loan Document or Applicant's obligation to make reimbursement or payment to Trade Bank under this Agreement or any Loan Document. The provisions of this Section 13 will survive the termination of this Agreement and any Loan Documents and the expiration or cancellation of any or all the Credits.

         SECTION 14. EVENTS OF DEFAULT. Applicant agrees that each of the following shall constitute an Event of Default under this Agreement: (a) Applicant's or any Guarantor's failure to pay any principal, interest, fee or other amount when due under or in connection with any Letter of Credit Document or any Loan Document; (b) Applicant's failure to deliver to Trade Bank Property of a value and character satisfactory to Trade Bank at any time Trade Bank has demanded security from Applicant pursuant to Section 10 of this Agreement; (c) the occurrence and continuance of any default or defined event of default under any Loan Document or any other agreement, document or instrument signed or made by Applicant or any Guarantor in favor of Trade Bank; (d) Applicant's or any Guarantor's failure to perform or observe any term, covenant or agreement contained in this Agreement or any Loan Document (other than those referred to in subsections (a), (b) and (c) of this Section 14), or the breach of any other obligation owed by Applicant or any Guarantor to Trade Bank, and any such failure or breach shall be impossible to remedy or shall remain unremedied for thirty (30) calendar days after such failure or breach occurs; (e) any representation, warranty or certification made or furnished by Applicant or any Guarantor under or in connection with any Letter of Credit Document, any Loan Document or any Collateral, or as an inducement to Trade Bank to enter into any Letter of Credit Document or any Loan Document or to accept any Collateral, shall be materially false, incorrect or incomplete when made; (f) any material provision of this Agreement or any Loan Document shall at any time for any reason cease to be valid and binding on Applicant or any Guarantor, or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by Applicant, any Guarantor or any government agency or authority, or Applicant or any Guarantor shall deny that it has any or further liability or obligation under this Agreement or any Loan

Document; (g) Applicant's or any Guarantor's failure to pay or perform when due any indebtedness or other obligation of Applicant or such Guarantor to any person or entity other than Trade Bank if such failure gives the payee of such indebtedness or the beneficiary of the performance of such obligation the right to accelerate the time of payment of such indebtedness or the performance of such obligation; (h) any guarantee of, or any security covering, any indebtedness of Applicant to Trade Bank arising under or in connection with any Letter of Credit Document or any Loan Document fails to be in full force and effect at any time; (i) any adverse change deemed material by Trade Bank occurs in the financial condition of Applicant or any Guarantor; (j) Applicant or any Guarantor suspends the transaction of its usual business or is expelled or suspended from any exchange; (k) Applicant or any Guarantor dies or is incapacitated; (l) Applicant or any Guarantor dissolves or liquidates; (m) Applicant or any Guarantor is generally not paying its debts as they become due;
(n) Applicant or any Guarantor becomes insolvent, however such insolvency may be evidenced, or makes any general assignment for the benefit of creditors; (o) a petition is filed by or against Applicant or any Guarantor seeking the liquidation or reorganization of Applicant or Guarantor under the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, or a similar action is brought by or against Applicant or any Guarantor under any federal, state or foreign law; (p) a proceeding is instituted by or against Applicant or any Guarantor for any relief under any bankruptcy, insolvency or other law relating to the relief of debtors, reorganization, readjustment or extension of indebtedness or composition with creditors; (q) a custodian or a receiver is appointed for, or a writ or order of attachment, execution or garnishment is issued, levied or made against, any of the Property or assets of Applicant or any Guarantor; (r) an application is made by any judgment creditor of Applicant or any Guarantor for an order directing Trade Bank or Wells Fargo to pay over money or to deliver other Property of Applicant or such Guarantor; or (s) any government authority or any court takes possession of any substantial part of the Property or assets of Applicant or any Guarantor or assumes control over the affairs of Applicant or any Guarantor.

         SECTION 15. REMEDIES. Upon the occurrence and continuance of any Event of Default, Trade Bank may, as it may at any time during the term of this Agreement, exercise its rights under Section 7 of this Agreement and refuse to issue any Credit or Credits for the account of Applicant, and all amounts paid by Trade Bank on any Demand or Acceptance which have not previously been repaid to Trade Bank, together with all interest on such amounts, and the Unpaid and Undrawn Balance, if any, shall automatically be owing by Applicant to Trade Bank and shall be due and payable by Applicant on demand. Applicant agrees that upon payment of the Unpaid and Undrawn Balance to Trade Bank Applicant shall have no further legal or equitable interest therein, and that Trade Bank will not be required to segregate on its books or records the Unpaid and Undrawn Balance paid by Applicant. After Trade Bank receives the Unpaid and Undrawn Balance, Trade Bank agrees to pay to Applicant, upon termination of all of Trade Bank's liability under all the Credits, Demands and Acceptances, a sum equal to the amount which has not been drawn under all the Credits less all amounts due and owing to Trade Bank from Applicant under or in connection with the Letter of Credit Documents and the Loan Documents. Further, upon the occurrence and continuance of any Event of Default, Trade Bank may sell immediately, without demand for payment, advertisement or notice to Applicant, all of which are hereby expressly waived, any and all Collateral, received or to be received, at private sale or public auction or at brokers' board or upon any exchange or otherwise, at Trade Bank's option, in such parcel or parcels, at such time or times, at such place or places, for such price or prices and upon such terms and conditions as Trade Bank may deem proper, and Trade Bank may apply the net proceeds of such sale or sales, together with any sums due from Trade Bank to Applicant, to the payment of any and all obligations and liabilities due to Trade Bank by Applicant under or in connection with the Letter of Credit Documents and the Loan Documents, all without prejudice to the rights of Trade Bank against Applicant with respect to any and all such obligations and liabilities which may be or remain unpaid. If any sale pursuant to the preceding sentence be at brokers' board or at public auction or upon any exchange, Trade Bank may itself be a purchaser at such sale free from any right of redemption, which Applicant hereby expressly waives and releases. All rights and remedies of Trade Bank existing under the Letter of Credit Documents and the Loan Documents are in addition to, and not exclusive of, any rights or remedies otherwise available to Trade Bank under applicable law. In addition to any rights now or hereafter granted under applicable law, and not by way of limitation of any such rights, upon the occurrence and continuance of any Event of Default, Trade Bank is hereby authorized by Applicant at any time or from time to time, without notice to Applicant or to any other person (any such notice being hereby expressly waived by Applicant) and to the extent permitted by law, to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit) at Wells Fargo or elsewhere, whether matured or unmatured, and any other indebtedness at any time held or owing by Trade Bank to or for the credit or the account of Applicant, against and on account of the obligations and liabilities of Applicant to Trade Bank under or in connection with any of the Letter of Credit Documents or the Loan Documents, irrespective of whether or not Trade Bank shall have made any demand for payment of any or all such obligations and liabilities or declared any or all such obligations and liabilities to be due and payable, and although any or all such obligations and liabilities shall be contingent or unmatured.

         SECTION 16. WAIVERS. Applicant agrees that no delay, extension of time, renewal, compromise or other indulgence which may occur or be granted by Trade Bank under any Letter of Credit Document or any Loan Document from time to time shall impair Trade Bank's rights or powers under this Agreement or any Application. Trade Bank shall not be deemed to have waived any of its rights under this Agreement or any Application unless such waiver is in writing signed by an authorized representative of Trade Bank. No such waiver, unless expressly provided in such waiver, shall be effective as to any transactions which occur subsequent to the date of such waiver, or as to any continuance of any Event of Default after such waiver. No amendment or modification of this Agreement shall be effective unless such amendment or modification is in writing signed by authorized representatives of Trade Bank and Applicant.

         SECTION 17. AMENDMENTS AND MODIFICATIONS TO CREDITS. At the verbal or written request or with the verbal or written consent of Applicant, and without extinguishing or otherwise affecting the obligations of Applicant under this Agreement or any Loan Document, Trade Bank may, in writing or by any other action, but will not be obligated to, (a) increase the amount of any Credit, (b) extend the time for, and amend or modify the terms and conditions governing, the making and honoring of any Demand, Acceptance or Document or any other terms and conditions of any Credit, or (c) waive the failure of any Demand or Document to comply with the terms of the Credit to which it relates, and any Collateral pledged or granted to Trade Bank in connection with such Credit will secure Applicant's obligations to Trade Bank with respect to such Credit as amended, modified or waived. No amendment to, or modification of, the terms of any Credit will become effective if the Beneficiary of such Credit or any confirming bank objects to such amendment or modification. If any Credit is amended or modified in accordance with this Section 17, Applicant shall be bound by, and obligated under, the provisions of this Agreement with respect to such Credit as so amended or modified and any action taken by Trade Bank or any advising, confirming, negotiating, paying, accepting or other bank in accordance with such amendment or modification.

         SECTION 18. SUCCESSORS AND ASSIGNS. Applicant agrees that the terms and conditions of this Agreement and each Application shall bind the heirs, executors, administrators, successors and assigns of Applicant, and that all rights, benefits and privileges conferred on Trade Bank under or in connection with each Letter of Credit Document and each Loan Document shall be and hereby are extended to, conferred upon and may be enforced by the successors and assigns of Trade Bank. Applicant will not assign this Agreement or Applicant's obligations or liabilities to Trade Bank under or in connection with any Letter of Credit Document or any Loan Document to any person or entity without the prior written approval of Trade Bank.

         SECTION 19. GOVERNING LAW. This Agreement and each Application, and the performance by Applicant and Trade Bank under this Agreement and each Application, shall be governed by and be construed in accordance with the laws of the State of California. Unless Trade Bank otherwise specifically agrees in writing, each Credit, the opening of each Credit, the performance by Trade Bank under each Credit, and the performance by the Beneficiary and any advising, confirming, negotiating, paying, accepting or other bank under each Credit, shall be governed by and be construed in accordance with the UCP in force on the date of the issuance of each Credit.

         SECTION 20. JURISDICTION AND SERVICE OF PROCESS. Any suit, action or proceeding against Applicant under or with respect to any Letter of Credit Document may, at Trade Bank's sole option, be brought in (a) the courts of the State of California, (b) the United States District Courts in California, (c) the courts of the jurisdiction of Applicant's incorporation or principal office, or (d) the courts of the jurisdiction where any Beneficiary, any advising, confirming, negotiating, paying, accepting or other bank, or any other person or entity has brought any suit, action or proceeding against Trade Bank with respect to any Credit, any Demand or any Acceptance, and Applicant hereby submits to the nonexclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment and waives any other preferential jurisdiction by reason of domicile. Applicant further agrees that it will accept joinder in any suit, action or proceeding brought in any court or jurisdiction against Trade Bank by any Beneficiary, any advising, confirming, negotiating, paying, accepting or other bank or any other person or entity with respect to any Credit, any Demand or any Acceptance. Applicant irrevocably waives trial by jury and any objection, including, but not limited to, any objection of the laying of venue or any objection based on the grounds of forum non conveniens, which Applicant may now or hereafter have to the bringing of any such action or proceeding. Applicant further waives any right to transfer or change the venue of any suit, action or proceeding brought against Applicant by Trade Bank under or in connection with any Letter of Credit Document. Applicant irrevocably consents to the service of process in any action or proceeding in any court by the mailing of copies thereof by registered or certified mail, postage prepaid, to Applicant at its address specified next to its signature on this Agreement or at such other address as Applicant shall have notified to Trade Bank in writing, such service to be effective ten (10) days after such mailing.

         SECTION 21. JOINT APPLICANTS. If this Agreement is signed by more than one person or entity, each Applicant agrees that this Agreement and the Applications shall be the joint and several agreement of all such Applicants and that all references to Applicant in this Agreement and the Applications shall refer to all such Applicants jointly and severally.

         SECTION 22. SEVERABILITY. Any provision of any Letter of Credit Document which is prohibited or unenforceable in any jurisdiction shall be, only as to such jurisdiction, ineffective to the extent of such prohibition or unenforceability, but all the remaining provisions of such Letter of Credit Document and all the other Letter of Credit Documents shall remain valid.

         SECTION 23. HEADINGS. The headings used in this Agreement are for convenience of reference only and shall not define or limit the provisions of this Agreement.

         SECTION 24. COMPLETE AGREEMENT. This Agreement and the Application for each Credit contain the entire agreement entered into by Trade Bank and Applicant with respect to such Credit; provided, however, that such entire agreement will also include any written document or instrument signed by Trade Bank and/or Applicant, and approved by Trade Bank, which specifically references this Agreement, any Application or any Credit. Except as specifically provided in this Agreement, in any Application or in any written document or instrument referred to in the preceding sentence, no statements or representations not contained in this Agreement, such Application or such written document or instrument shall have any force or effect on this Agreement, such Application or such written document or instrument.

This Agreement is signed by Applicant's duly authorized representative or representatives on the date specified below.

Dated:  April __, 1996

                                                       "APPLICANT"

                            ACTION PERFORMANCE COMPANIES, INC.



                            By:      /s/ Chris Besing
                                     -------------------------------------------

                            Title:   CFO
                                     -------------------------------------------


                            Applicant's Address:
                            2401 W. First Street
                            Tempe, AZ. 85281

                                                             SECURITY AGREEMENT
WELLS FARGO HSBC TRADE BANK                              EQUIPMENT AND FIXTURES
- -------------------------------------------------------------------------------


         1. GRANT OF SECURITY INTEREST. For valuable consideration, the undersigned ACTION PERFORMANCE COMPANIES, INC., an Arizona corporation, or any of them if more than one debtor ("Debtor"), hereby grants and transfers to WELLS FARGO HSBC TRADE BANK, NATIONAL ASSOCIATION ("Trade Bank") a security interest in all goods, tools, machinery, furnishings, furniture and other equipment and fixtures, now or at any time hereafter, and prior to the termination hereof, owned or acquired by Debtor, wherever located, whether in the possession of Debtor or any other person and whether located on Debtor's property or elsewhere, and all improvements, replacements, accessions and additions thereto (collectively called "Collateral"), and including all of the foregoing which are now or hereafter affixed or to be affixed to, and whether or not severed and removed from, the real property described on Schedule 1 attached hereto and incorporated herein by this reference, together with whatever is receivable or received when any of the Collateral or proceeds thereof are sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including without limitation, (a) all accounts, contract rights, chattel paper, instruments, general intangibles and rights to payment of every kind now or at any time hereafter arising out of any such sale, lease, collection, exchange or other disposition of any of the foregoing, (b) all rights to payment, including returned premiums, with respect to any insurance relating to any of the foregoing, and (c) all rights to payment with respect to any cause of action affecting or relating to any of the foregoing (hereinafter called "Proceeds").

         2. OBLIGATIONS SECURED. The obligations secured hereby are the payment and performance of: (a) all present and future Indebtedness of Debtor to Trade Bank; (b) all obligations of Debtor and rights of Trade Bank under this Agreement; and (c) all present and future obligations of Debtor to Trade Bank of other kinds. The word "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Debtor, or any of them, heretofore, now or hereafter made incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtor may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable.

         3. TERMINATION. This Agreement will terminate upon the performance of all obligations of Debtor to Trade Bank, including without limitation, the payment of all Indebtedness of Debtor to Trade Bank existing or committed by Trade Bank at the time Trade Bank receives written notice from Debtor of the termination of this Agreement.

         4. OBLIGATIONS OF TRADE BANK. Trade Bank has no obligation to make any loans hereunder. Any money received by Trade Bank in respect of the Collateral may be deposited, at Trade Bank's option, into a non-interest bearing account over which Debtor shall have no control, and the same shall, for all purposes, be deemed Collateral hereunder.

         5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Trade Bank that: (a) Debtor is the owner and has possession or control of the Collateral and Proceeds; (b) Debtor has the right to grant a security interest in the Collateral and Proceeds; (c) all Collateral and Proceeds are genuine, free from liens, adverse claims, setoffs, default, prepayment, defenses and conditions precedent of any kind or character, except as heretofore disclosed to Trade Bank in writing; (d) all statements contained herein are true and complete; (e) no financing statement covering any of the Collateral or Proceeds, and naming any secured party other than Trade Bank, is on file in any public office; and (f) Debtor is not in the business of selling goods of the kind included within the Collateral subject to this Agreement, and Debtor acknowledges that no sale of any Collateral, including without limitation, any Collateral which Debtor may deem to be surplus, has been or shall be consented to or acquiesced in by Trade Bank, except as specifically set forth in writing by Trade Bank.

         6.        COVENANTS OF DEBTOR.

         (a) Debtor agrees in general: (i) to pay Indebtedness secured hereby when due; (ii) to indemnify Trade Bank against all losses, claims, demands, liabilities and expenses of every kind caused by property subject hereto; (iii) to pay all costs and expenses, including reasonable attorneys' fees, incurred by Trade Bank in the perfection, preservation, realization, enforcement and exercise of its rights, powers and remedies hereunder; (iv) to permit Trade Bank to exercise its powers; (v) to execute and deliver such documents as Trade Bank deems necessary to create, perfect and continue the security interests contemplated hereby; and (vi) not to change its chief place of business or the places where Debtor keeps any of the Collateral or Debtor's records concerning the Collateral and Proceeds without first giving Trade Bank written notice of the address to which Debtor is moving same.

         (b) Debtor Agrees with Regard to the Collateral and Proceeds: (i) to insure the Collateral with Trade Bank as loss payee, in form and amounts, under agreements, against risks and liabilities, and with insurance companies satisfactory to Trade Bank; (ii) to operate the Collateral in accordance with all applicable statutes, rules and regulations relating to the use and control thereof, and not to use the Collateral for any unlawful purpose or in any way that would void any insurance required to be carried in connection therewith; (iii) not to permit any lien on the Collateral or Proceeds, including without limitation, liens arising from repairs to or storage of the Collateral, except in favor of Trade Bank; (iv) to pay when due all license fees, registration fees and other charges in connection with any Collateral;
         (v) not to remove the Collateral from Debtor's premises without Trade Bank's prior written consent, unless the Collateral consists of mobile goods as defined in the California Uniform Commercial Code, in which case Debtor agrees not to remove or permit the removal of the Collateral from its state of domicile for a period in excess of thirty
         (30) calendar days; (vi) not to sell, hypothecate or otherwise dispose of any of the Collateral or Proceeds, or any interest therein, without Trade Bank's prior written consent; (vii) not to rent, lease or charter the Collateral without Trade Bank's prior written consent; (viii) to permit Trade Bank to inspect the Collateral at any time; (ix) to keep, in accordance with generally accepted accounting principles, complete and accurate records regarding all Collateral and Proceeds, and to permit Trade Bank to inspect the same and make copies thereof at any reasonable time; (x) if requested by Trade Bank, to receive and use reasonable diligence to collect Proceeds, in trust and as the property of Trade Bank, and to immediately endorse as appropriate and deliver such Proceeds to Trade Bank daily in the exact form in which they are received together with a collection report in form satisfactory to Trade Bank; (xi) not to commingle Proceeds or collections thereunder with other property; (xii) to give only normal allowances and credits and to advise Trade Bank thereof immediately in writing if they effect any Collateral or Proceeds; (xiii) in the event Trade Bank elects to receive payments of Proceeds hereunder, to pay all expenses incurred by Trade Bank in connection therewith, including expenses of accounting, correspondence, collection efforts, reporting to account or contract debtors, filing, recording, record keeping and expenses incidental thereto; and (xiv) to provide any service and do any other acts which may be necessary to maintain, preserve and protect all Collateral and, as appropriate and applicable, to keep the Collateral in good and saleable condition and repair, to deal with the Collateral in accordance with the standards and practices adhered to generally by owners of like property, and to keep all Collateral and Proceeds free and clear of all defenses, rights of offset and counterclaims.

         7. POWERS OF TRADE BANK. Debtor appoints Trade Bank its true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by Trade Bank's officers and employees, or any of them, whether or not Debtor is in default: (a) to perform any obligation of Debtor hereunder in Debtor's name or otherwise; (b) to give notice of Trade Bank's rights in the Collateral and Proceeds, to enforce the same and make extension agreements with respect thereto; (c) to release persons liable on Proceeds and to give receipts and acquittances and compromise disputes in connection therewith; (d) to release security; (e) to resort to security in any order; (f) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like papers to perfect, preserve or release Trade Bank's interest in the Collateral and Proceeds; (g) to receive, open and read mail addressed to Debtor; (h) to take cash, instruments for the payment of money and other property to which Trade Bank is entitled; (i) to verify facts concerning the Collateral and Proceeds by inquiry of obligors thereon, or otherwise, in its own name or a fictitious name; (j) to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to Proceeds; (k) to prepare, adjust, execute, deliver and receive payment under insurance claims, and to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by Trade Bank, at Trade Bank's sole option, toward repayment of the Indebtedness or replacement of the Collateral; (l) to exercise all rights, powers and remedies which Debtor would have, but for this Agreement, with respect to all the Collateral and Proceeds subject hereto; (m) to enter onto Debtor's premises in inspecting the Collateral; and (n) to do all acts and things and execute all documents in the name of Debtor or otherwise, deemed by Trade Bank as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder.

         8. PAYMENT OF PREMIUMS, TAXES, CHARGES, LIENS AND ASSESSMENTS. Debtor agrees to pay, prior to delinquency, all insurance premiums, taxes, charges, liens and assessments against the Collateral and Proceeds, and upon the failure of Debtor to do so, Trade Bank at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any such payments made by Trade Bank shall be obligations of Debtor to Trade Bank, due and payable immediately upon demand, together with interest at a rate determined in accordance with the provisions of Section 12 hereof, and shall be secured by the Collateral and Proceeds, subject to all terms and conditions of this Agreement.

         9. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement: (a) any default in the payment or performance of any obligation, or any defined event of default, under
(i) any contract or instrument evidencing any Indebtedness, or (ii) any other agreement between any Debtor and Trade Bank, including without limitation any loan agreement, relating to or executed in connection with any Indebtedness; (b) any representation or warranty made by any Debtor herein shall prove to be incorrect, false or misleading in any material respect when made; (c) any Debtor shall fail to observe or perform any obligation or agreement contained herein;
(d) any attachment or like levy on any property of any Debtor; and (e) Trade Bank, in good faith, believes any or all of the Collateral and/or Proceeds to be in danger of misuse, dissipation, commingling, loss, theft, damage or destruction, or otherwise in jeopardy or unsatisfactory in character or value.

         10. REMEDIES. Upon the occurrence of any Event of Default, Trade Bank shall have the right to declare immediately due and payable all or any Indebtedness secured hereby and to terminate any commitments to make loans or otherwise extend credit to Debtor. Trade Bank shall have all other rights, powers, privileges and remedies granted to a secured party upon default under the California Uniform Commercial Code or otherwise provided by law, including without limitation, the right to contact all persons obligated to Debtor on any Collateral or Proceeds and to instruct such persons to deliver all Collateral and/or Proceeds directly to Trade Bank. All rights, powers, privileges and remedies of Trade Bank shall be cumulative. No delay, failure or discontinuance of Trade Bank in exercising any right, power, privilege or remedy hereunder shall affect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by Trade Bank of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing. It is agreed that public or private sales, for cash or on credit, to a wholesaler or retailer or investor, or user of property of the types subject to this Agreement, or public auction, are all commercially reasonable since differences in the sales prices generally realized in the different kinds of sales are ordinarily offset by the differences in the costs and credit risks of such sales. While an Event of Default exists: (a) Debtor will deliver to Trade Bank from time to time, as requested by Trade Bank, current lists of all Collateral and Proceeds; (b) Debtor will not dispose of any of the Collateral or Proceeds except on terms approved by Trade Bank; (c) at Trade Bank's request, Debtor will assemble and deliver all Collateral and Proceeds, and books and records pertaining thereto, to Trade Bank at a reasonably convenient place designated by Trade Bank; and (d) Trade Bank may, without notice to Debtor, enter onto Debtor's premises and take possession of the Collateral.

         11. DISPOSITION OF COLLATERAL AND PROCEEDS. Upon the transfer of all or any part of the Indebtedness, Trade Bank may transfer all or any part of the Collateral or Proceeds and shall be fully discharged thereafter from all liability and responsibility with respect to any of the foregoing so transferred, and the transferee shall be vested with all rights and powers of Trade Bank hereunder with respect to any of the foregoing so transferred; but with respect to any Collateral or Proceeds not so transferred, Trade Bank shall retain all rights, powers, privileges and remedies herein given. Any proceeds of any disposition of any of the Collateral or Proceeds, or any part thereof, may be applied by Trade Bank to the payment of expenses incurred by Trade Bank in connection with the foregoing, including reasonable attorneys' fees, and the balance of such proceeds may be applied by Trade Bank toward the payment of the Indebtedness in such order of application as Trade Bank may from time to time elect.

         12. COSTS, EXPENSES AND ATTORNEYS' FEES. Debtor shall pay to Trade Bank immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Trade Bank's in-house counsel), incurred by Trade Bank in exercising any right, power, privilege or remedy conferred by this Agreement or in the enforcement thereof, including any of the foregoing incurred in connection with any Trade Bankruptcy proceeding relating to Debtor or the valuation of the Collateral and/or Proceeds, including without limitation, the seeking of relief from or modification of the automatic stay or the negotiation and drafting of a cash collateral order. All of the foregoing shall be paid by Debtor with interest at a rate per annum equal to the greater of ten percent (10%) or the Prime Rate in effect from time to time. The "Prime Rate" is a base rate that Wells Fargo Bank, N.A. from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto.

         13. STATUTE OF LIMITATIONS. Until all Indebtedness shall have been paid in full, the power of sale and all other rights, powers, privileges and remedies granted to Trade Bank hereunder shall continue to exist and may be exercised by Trade Bank at any time and from time to time irrespective of the fact that the Indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of Debtor may have ceased, unless such liability shall have ceased due to the payment in full of all Indebtedness secured hereunder.

         14.  MISCELLANEOUS.  The  obligations  of Debtor are joint and several;
presentment, protest, notice of protest, notice of dishonor and notice of nonpayment are waived with respect to any Proceeds to which Trade Bank is entitled hereunder; any right to direct the application of payments or security for any Indebtedness of Debtor, or indebtedness of customers of Debtor, and any right to require proceedings against others or to require exhaustion of security are waived; and consent to extensions, forbearances or alterations of the terms of Indebtedness, the release or substitution of security, and the release of guarantors is given with respect to Proceeds subject to this Agreement; provided however, that in each instance, Trade Bank believes in good faith that the action in question is commercially reasonable in that it does not unreasonably increase the risk of nonpayment of the Indebtedness to which the action applies. Until all indebtedness shall have been paid in full, no Debtor shall have any right of subrogation or contribution, and each Debtor hereby waives any benefit of or right to participate in any of the Collateral or Proceeds or any other security now or hereafter held by Trade Bank.

         15. OBLIGATIONS OF MARRIED PERSONS. Any married person who signs this Agreement as Debtor hereby expressly agrees that recourse may be had against his or her separate property for all his or her Indebtedness to Trade Bank secured by the Collateral and Proceeds under this Agreement.

         16. NOTICES. All notices, requests and demands required under this Agreement must be in writing, addressed to Trade Bank at the address specified in any other loan documents entered into between Debtor and Trade Bank and to Debtor at the address of its chief executive office (or personal residence, if applicable) specified below or to such other address as any party may designate by written notice to each other party, and shall be deemed to have been given or made as follows: (a) if personally delivered, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

         17. GOVERNING LAW; SUCCESSORS, ASSIGNS. This Agreement shall be governed by and construed in accordance with the laws of the State of California, and shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties.

         18. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement.

         Debtor warrants that its chief executive office (or personal residence, if applicable) is located at the following address:
                              2401 W. First Street
                                Tempe, AZ. 85281

         IN  WITNESS  WHEREOF,  this  Agreement  has been  duly  executed  as of
5/8/96.
- ------


                                              "BORROWER"

                                ACTION PERFORMANCE COMPANIES, INC.



                                By:     /s/ Chris Besing
                                        ----------------------------------------

                                Title:  CFO
                                        ----------------------------------------

                        SCHEDULE 1 TO SECURITY AGREEMENT          Please initial
                                                                    /s/ CSB
                                                                    -----------

         This Schedule 1 is attached to and made a part of that certain Security
Agreement: Equipment and Fixtures dated as of April __, 1996, executed by ACTION PERFORMANCE COMPANIES, INC., an Arizona corporation ("Debtor") for the benefit of WELLS FARGO Trade Bank, NATIONAL ASSOCIATION ("Trade Bank").

DESCRIPTION OF REAL PROPERTY:

           NONE

CONTINUING SECURITY AGREEMENT
WELLS FARGO HSBC TRADE BANK                      RIGHTS TO PAYMENT AND INVENTORY
- --------------------------------------------------------------------------------


         1. GRANT OF SECURITY INTEREST. For valuable consideration, the undersigned ACTION PERFORMANCE COMPANIES, INC., an Arizona corporation, or any of them if more than one debtor ("Debtor"), hereby grants and transfers to WELLS FARGO HSBC TRADE BANK, NATIONAL ASSOCIATION ("Trade Bank") a security interest in all accounts, deposit accounts, accounts receivable, chattel paper, instruments, documents and general intangibles (collectively called "Rights to Payment"), now existing or at any time hereafter, and prior to the termination hereof, arising (whether they arise from the sale, lease or other disposition of inventory or from performance of contracts for service, manufacture, construction, repair or otherwise or from any other source whatsoever), including all securities, guaranties, warranties, indemnity agreements, insurance policies and other agreements pertaining to the same or the property described therein, and in all goods returned by Debtor's customers, together with a security interest in all inventory, goods held for sale or lease or to be furnished under contracts for service, goods so leased or furnished, raw materials, component parts, work in process or materials used or consumed in Debtor's business and all warehouse receipts, bills of lading and other documents evidencing goods owned or acquired by Debtor, and all goods covered thereby, now or at any time hereafter, and prior to the termination hereof, owned or acquired by Debtor, wherever located, and all products thereof (collectively called "Inventory"), whether in the possession of Debtor, warehousemen, bailees or any other person and whether located at Debtor's places of business or elsewhere (with all Rights to Payment and Inventory referred to herein collectively as the "Collateral"), together with whatever is receivable or received when any of the Collateral or proceeds thereof are sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including without limitation, all Rights to Payment, including returned premiums, with respect to any insurance relating to any of the foregoing, and all Rights to Payment with respect to any cause of action affecting or relating to any of the foregoing (hereinafter called "Proceeds").

         2. OBLIGATIONS SECURED. The obligations secured hereby are the payment and performance of: (a) all present and future Indebtedness of Debtor to Trade Bank; (b) all obligations of Debtor and rights of Trade Bank under this Agreement; and (c) all present and future obligations of Debtor to Trade Bank of other kinds. The word "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Debtor, or any of them, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtor may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable.

         3. TERMINATION. This Agreement will terminate upon the performance of all obligations of Debtor to Trade Bank, including without limitation, the payment of all Indebtedness of Debtor to Trade Bank existing or committed by Trade Bank at the time Trade Bank receives written notice from Debtor of the termination of this Agreement.

         4. OBLIGATIONS OF TRADE BANK. Trade Bank has no obligation to make any loans hereunder. Any money received by Trade Bank in respect of the Collateral may be deposited, at Trade Bank's option, into a non-interest bearing account over which Debtor shall have no control, and the same shall, for all purposes, be deemed Collateral hereunder.

         5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Trade Bank that: (a) Debtor is the owner and has possession or control of the Collateral and Proceeds; (b) Debtor has the right to grant a security interest in the Collateral and Proceeds; (c) all Collateral and Proceeds are genuine, free from liens, adverse claims, setoffs, default, prepayment, defenses and conditions precedent of any kind or character, except as heretofore disclosed to Trade Bank in writing; (d) all statements contained herein and, where applicable, in the Collateral are true and complete; (e) no financing statement covering any of the Collateral or Proceeds, and naming any secured party other than Trade Bank, is on file in any public office; (f) all persons appearing to be obligated on Rights to Payment and Proceeds have authority and capacity to contract and are bound as they appear to be; (g) all property subject to chattel paper has been properly registered and filed in compliance with law and to perfect the interest of Debtor in such property; and (h) all Rights to Payment and Proceeds comply with all applicable laws concerning form, content and manner of preparation and execution, including where applicable Federal Reserve Regulation Z and any State consumer credit laws.

         6.        COVENANTS OF DEBTOR.

         (a) Debtor Agrees in General: (i) to pay Indebtedness secured hereby when due; (ii) to indemnify Trade Bank against all losses, claims, demands, liabilities and expenses of every kind caused by property subject hereto; (iii) to pay all costs and expenses, including reasonable attorneys' fees, incurred by Trade Bank in the perfection, preservation, realization, enforcement and exercise of its rights, powers and remedies hereunder; (iv) to permit Trade Bank to exercise its powers; (v) to execute and deliver such documents as Trade Bank deems necessary to create, perfect and continue the security interests contemplated hereby; and (vi) not to change its chief place of business or the places where Debtor keeps any of the Collateral or Debtor's records concerning the Collateral and Proceeds without first giving Trade Bank written notice of the address to which Debtor is moving same.

         (b) Debtor Agrees with Regard to the Collateral and Proceeds: (i) to insure Inventory and, where applicable, Rights to Payment with Trade Bank as loss payee, in form and amounts, under agreements, against risks and liabilities, and with insurance companies satisfactory to Trade Bank; (ii) not to use any Inventory for any unlawful purpose or in any way that would void any insurance required to be carried in connection therewith; (iii) not to remove Inventory from Debtor's premises without Trade Bank's prior written consent and upon such terms and conditions as Trade Bank may require, except for deliveries to buyers in the ordinary course of Debtor's business and except Inventory which consists of mobile goods as defined in the California Uniform Commercial Code, in which case Debtor agrees not to remove or permit the removal of the Inventory from its state of domicile for a period in

                                  Page 1 or 4

         (c) excess of thirty (30) calendar days; (iv) not to permit any lien on the Collateral or Proceeds, including without limitation, liens arising from the storage of Inventory, except in favor of Trade Bank; (v) not to sell, hypothecate or dispose of any of the Collateral or Proceeds, or any interest therein, except sales of Inventory to buyers in the ordinary course of Debtor's business, without Trade Bank's prior written consent; (vi) to furnish reports to Trade Bank of all acquisitions, returns, sales and other dispositions of Inventory in such form and detail and at such times as Trade Bank may require;
(vii) to permit Trade Bank to inspect the Collateral at any time; (viii) to keep, in accordance with generally accepted accounting principles, complete and accurate records regarding all Collateral and Proceeds, and to permit Trade Bank to inspect the same and make copies thereof at any reasonable time; (ix) if requested by Trade Bank, to receive and use reasonable diligence to collect Rights to Payment and Proceeds, in trust and as the property of Trade Bank, and to immediately endorse as appropriate and deliver such Rights to Payment and Proceeds to Trade Bank daily in the exact form in which they are received together with a collection report in form satisfactory to Trade Bank; (x) not to commingle Rights to Payment, Proceeds or collections thereunder with other property; (xi) to give only normal allowances and credits and to advise Trade Bank thereof immediately in writing if they affect any Rights to Payment or Proceeds; (xii) on demand, to deliver to Trade Bank returned property resulting from, or payment equal to, such allowances or credits on any Rights to Payment or Proceeds or to execute such documents and do such other things as Trade Bank may reasonably request for the purpose of perfecting, preserving and enforcing its security interest in such returned property; (xiii) from time to time, when requested by Trade Bank, to prepare and deliver a schedule of all Collateral and Proceeds subject to this Agreement and to assign in writing and deliver to Trade Bank all accounts, contracts, leases and other chattel paper, instruments, documents and other evidences thereof; (xiv) in the event Trade Bank elects to receive payments of Rights to Payment or Proceeds hereunder, to pay all expenses incurred by Trade Bank in connection therewith, including expenses of accounting, correspondence, collection efforts, reporting to account or contract debtors, filing, recording, record keeping and expenses incidental thereto; and
(xv) to provide any service and do any other acts which may be necessary to maintain, preserve and protect all Collateral and, as appropriate and applicable, to keep all Collateral in good and saleable condition, to deal with the Collateral in accordance with the standards and practices adhered to generally by users and manufacturers of like property, and to keep all Collateral and Proceeds free and clear of all defenses, rights of offset and counterclaims.

         7. POWERS OF TRADE BANK. Debtor appoints Trade Bank its true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by Trade Bank's officers and employees, or any of them, whether or not Debtor is in default: (a) to perform any obligation of Debtor hereunder in Debtor's name or otherwise; (b) to give notice of Trade Bank's rights in the Collateral and Proceeds, to enforce the same and make extension agreements with respect thereto; (c) to release persons liable on Collateral or Proceeds and to give receipts and acquittances and compromise disputes in connection therewith; (d) to release security; (e) to resort to security in any order; (f) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like papers to perfect, preserve or release Trade Bank's interest in the Collateral and Proceeds; (g) to receive, open and read mail addressed to Debtor; (h) to take cash, instruments for the payment of money and other property to which Trade Bank is entitled; (i) to verify facts concerning the Collateral and Proceeds by inquiry of obligors thereon, or otherwise, in its own name or a fictitious name; (j) to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to Proceeds; (k) to prepare, adjust, execute, deliver and receive payment under insurance claims, and to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by Trade Bank, at Trade Bank's sole option, toward repayment of the Indebtedness or replacement of the Collateral; (l) to exercise all rights, powers and remedies which Debtor would have, but for this Agreement, with respect to all Collateral and Proceeds subject hereto; (m) to enter onto Debtor's premises in inspecting the Collateral; (n) to make withdrawals from and to close deposit accounts or other accounts with any financial institution, wherever located, into which Proceeds may have been deposited, and to apply funds so withdrawn to payment of the Indebtedness; (o) to preserve or release the interest evidenced by chattel paper to which Trade Bank is entitled hereunder and to endorse and deliver evidences of title incidental thereto; and (p) to do all acts and things and execute all documents in the name of Debtor or otherwise, deemed by Trade Bank as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder.

         8. PAYMENT OF PREMIUMS, TAXES, CHARGES, LIENS AND ASSESSMENTS. Debtor agrees to pay, prior to delinquency, all insurance premiums, taxes, charges, liens and assessments against the Collateral and Proceeds, and upon the failure of Debtor to do so, Trade Bank at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any such payments made by Trade Bank shall be obligations of Debtor to Trade Bank, due and payable immediately upon demand, together with interest at a rate determined in accordance with the provisions of Section 12 hereof, and shall be secured by the Collateral and Proceeds, subject to all terms and conditions of this Agreement.

         9. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement: (a) any default in the payment or performance of any obligation, or any defined event of default, under
(i) any contract or instrument evidencing any Indebtedness, or (ii) any other agreement between any Debtor and Trade Bank, including without limitation any loan agreement, relating to or executed in connection with any Indebtedness; (b) any representation or warranty made by any Debtor herein shall prove to be incorrect, false or misleading in any material respect when made; (c) any Debtor shall fail to observe or perform any obligation or agreement contained herein;
(d) any attachment or like levy on any property of any Debtor; and (e) Trade Bank, in good faith, believes any or all of the Collateral and/or Proceeds to be in danger of misuse, dissipation, commingling, loss, theft, damage or destruction, or otherwise in jeopardy or unsatisfactory in character or value.

         10. REMEDIES. Upon the occurrence of any Event of Default, Trade Bank shall have the right to declare immediately due and payable all or any Indebtedness secured hereby and to terminate any commitments to make loans or otherwise extend credit to Debtor. Trade Bank shall have all other rights, powers, privileges and remedies granted to a secured party upon default under the California Uniform Commercial Code or otherwise provided by law, including without limitation, the right to contact all persons obligated to Debtor on any Collateral or Proceeds and to instruct such persons to deliver all Collateral and/or Proceeds directly to

Trade Bank. All rights, powers, privileges and remedies of Trade Bank shall be cumulative. No delay, failure or discontinuance of Trade Bank in exercising any right, power, privilege or remedy hereunder shall affect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by Trade Bank of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing. It is agreed that public or private sales, for cash or on credit, to a wholesaler or retailer or investor, or user of property of the types subject to this Agreement, or public auction, are all commercially reasonable since differences in the sales prices generally realized in the different kinds of sales are ordinarily offset by the differences in the costs and credit risks of such sales. While an Event of Default exists: (a) Debtor will deliver to Trade Bank from time to time, as requested by Trade Bank, current lists of all Collateral and Proceeds; (b) Debtor will not dispose of any of the Collateral or Proceeds except on terms approved by Trade Bank; (c) at Trade Bank's request, Debtor will assemble and deliver all Collateral and Proceeds, and books and records pertaining thereto, to Trade Bank at a reasonably convenient place designated by Trade Bank; and (d) Trade Bank may, without notice to Debtor, enter onto Debtor's premises and take possession of the Collateral. With respect to any sale by Trade Bank of any Collateral subject to this Agreement, Debtor hereby expressly grants to Trade Bank the right to sell such Collateral using any or all of Debtor's trademarks, trade names, trade name rights and/or proprietary labels or marks.

         11. DISPOSITION OF COLLATERAL AND PROCEEDS. Upon the transfer of all or any part of the Indebtedness, Trade Bank may transfer all or any part of the Collateral or Proceeds and shall be fully discharged thereafter from all liability and responsibility with respect to any of the foregoing so transferred, and the transferee shall be vested with all rights and powers of Trade Bank hereunder with respect to any of the foregoing so transferred; but with respect to any Collateral or Proceeds not so transferred, Trade Bank shall retain all rights, powers, privileges and remedies herein given. Any proceeds of any disposition of any of the Collateral or Proceeds, or any part thereof, may be applied by Trade Bank to the payment of expenses incurred by Trade Bank in connection with the foregoing, including reasonable attorneys' fees, and the balance of such proceeds may be applied by Trade Bank toward the payment of the Indebtedness in such order of application as Trade Bank may from time to time elect.

         12. COSTS, EXPENSES AND ATTORNEYS' FEES. Debtor shall pay to Trade Bank immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Trade Bank's in-house counsel), incurred by Trade Bank in exercising any right, power, privilege or remedy conferred by this Agreement or in the enforcement thereof, including any of the foregoing incurred in connection with any bankruptcy proceeding relating to Debtor or the valuation of the Collateral and/or Proceeds, including without limitation, the seeking of relief from or modification of the automatic stay or the negotiation and drafting of a cash collateral order. All of the foregoing shall be paid by Debtor with interest at a rate per annum equal to the greater of ten percent (10%) or the Prime Rate in effect from time to time. The "Prime Rate" is a base rate that Wells Fargo Bank, N.A. from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto.

         13. STATUTE OF LIMITATIONS. Until all Indebtedness shall have been paid in full, the power of sale and all other rights, powers, privileges and remedies granted to Trade Bank hereunder shall continue to exist and may be exercised by Trade Bank at any time and from time to time irrespective of the fact that the Indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of Debtor may have ceased, unless such liability shall have ceased due to the payment in full of all Indebtedness secured hereunder.

         14.  MISCELLANEOUS.  The  obligations  of Debtor are joint and several;
presentment, protest, notice of protest, notice of dishonor and notice of nonpayment are waived with respect to any Proceeds to which Trade Bank is entitled hereunder; any right to direct the application of payments or security for any Indebtedness of Debtor, or indebtedness of customers of Debtor, and any right to require proceedings against others or to require exhaustion of security are waived; and consent to extensions, forbearances or alterations of the terms of Indebtedness, the release or substitution of security, and the release of guarantors is given with respect to Proceeds subject to this Agreement; provided however, that in each instance Trade Bank believes in good faith that the action in question is commercially reasonable in that it does not unreasonably increase the risk of nonpayment of the Indebtedness to which the action applies. Until all Indebtedness shall have been paid in full, no Debtor shall have any right of subrogation or contribution, and each Debtor hereby waives any benefit of or right to participate in any of the Collateral or Proceeds or any other security now or hereafter held by Trade Bank.

          15. OBLIGATIONS OF MARRIED PERSONS. Any married person who signs this Agreement as Debtor hereby expressly agrees that recourse may be had against his or her separate property for all his or her Indebtedness to Trade Bank secured by the Collateral and Proceeds under this Agreement.

         16. NOTICES. All notices, requests and demands required under this Agreement must be in writing, addressed to Trade Bank at the address specified in any other loan documents entered into between Debtor and Trade Bank and to Debtor at the address of its chief executive office (or personal residence, if applicable) specified below or to such other address as any party may designate by written notice to each other party, and shall be deemed to have been given or made as follows: (a) if personally delivered, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

         17. GOVERNING LAW; SUCCESSORS, ASSIGNS. This Agreement shall be governed by and construed in accordance with the laws of the State of California, and shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties.

         18. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement.

         Debtor warrants that its chief executive office (or personal residence, if applicable) is located at the following address:

                              2401 W. First Street
                                Tempe, AZ. 85281


         IN  WITNESS  WHEREOF,  this  Agreement  has been  duly  executed  as of
5/8/96.
- ------


                                                            "BORROWER"

                                ACTION PERFORMANCE COMPANIES, INC.



                                By:      /s/ Chris Besing
                                         ---------------------------------------

                                Title:   CFO
                                         ---------------------------------------